Exhibit 4.5

CONFORMED COPY

AMENDED AND RESTATED SECURITY AGREEMENT, PLEDGE

AND

INDENTURE OF TRUST

DATED AS OF JUNE 30, 1997

AMONG

WORLD ACCEPTANCE CORPORATION OF ALABAMA

WORLD ACCEPTANCE CORPORATION OF MISSOURI

WORLD FINANCE CORPORATION OF GEORGIA

WORLD FINANCE CORPORATION OF LOUISIANA

WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC.

WORLD FINANCE CORPORATION OF SOUTH CAROLINA

WORLD FINANCE CORPORATION OF TENNESSEE

WORLD FINANCE CORPORATION OF TEXAS

WFC LIMITED PARTNERSHIP

WFC OF SOUTH CAROLINA, INC.

WORLD FINANCE CORPORATION OF ILLINOIS

AND

WORLD FINANCE CORPORATION OF NEW MEXICO

AND

HARRIS TRUST AND SAVINGS BANK,

AS SECURITY TRUSTEE

-i-

-ii-

ATTACHMENTS TO SECURITY AGREEMENT AND INDENTURE OF TRUST:

Schedule I	—	Description of Pledged Collateral

Schedule II	—	Partnership Interests

Schedule III	—	Locations of Each Company’s Offices and Facilities

Schedule IV	—	List of Names Under Which Each Company Does Business

Exhibit A	—	Form of Security Agreement Supplement

-iii-

AMENDED AND RESTATED SECURITY AGREEMENT, PLEDGE

AND INDENTURE OF TRUST

Amended and Restated Security Agreement, Pledge and Indenture of Trust (this “Agreement”) dated as of June 30, 1997, among WORLD ACCEPTANCE CORPORATION OF ALABAMA, an Alabama corporation, WORLD ACCEPTANCE CORPORATION OF MISSOURI, a Missouri corporation, WORLD FINANCE CORPORATION OF GEORGIA, a Georgia corporation, WORLD FINANCE CORPORATION OF LOUISIANA, a Louisiana corporation, WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC., an Oklahoma corporation, WORLD FINANCE CORPORATION OF SOUTH CAROLINA, a South Carolina corporation, WORLD FINANCE CORPORATION OF TENNESSEE, a Tennessee corporation, WORLD FINANCE CORPORATION OF TEXAS, a Texas corporation, WFC LIMITED PARTNERSHIP, a Texas limited partnership, WFC OF SOUTH CAROLINA, INC., a South Carolina corporation, WORLD FINANCE CORPORATION OF ILLINOIS, an Illinois corporation, and WORLD FINANCE CORPORATION OF NEW MEXICO, a New Mexico corporation (collectively, the “Companies” and individually a “Company”), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the “Security Trustee”), as amended, modified, supplemented or waived from time to time and as supplemented from time to time by a security agreement supplement substantially in the form of Exhibit A hereto between a Restricted Subsidiary and the Security Trustee delivered pursuant to Section 3.9 of the World Security Agreement. This Agreement amends and restates the Original Subsidiary Security Agreements (as hereinafter defined) and the Additional Subsidiary Security Agreements (as hereinafter defined). The post office addresses of the Companies and the Security Trustee are set forth in §10.3.

RECITALS:

A. The capitalized terms used in this Agreement shall have the respective meanings specified in §1.1 unless otherwise herein defined or the context hereof shall otherwise require.

B. World Acceptance Corporation, a South Carolina corporation (“World”) and parent, directly or indirectly, of the Companies, has previously entered into separate Note Agreements each dated as of December 1, 1992, as amended (the “Original Senior Note Agreements”), with the institutional investors named in Schedule I to the Original Senior Note Agreements providing for the issuance and sale by World of its $20,000,000 principal amount 8.5% Senior Secured Notes due December 1, 1999 (the “Original Senior Secured Notes”).

C. World also entered into that certain Revolving Credit Agreement dated as of December 1, 1992, as amended (the “Original Revolving Credit Agreement”), with Harris Trust and Savings Bank, as agent and the other banks which are signatories thereto providing for borrowings in an original aggregate principal amount of $20,000,000 (the borrowings, whether or not evidenced by promissory notes, being hereinafter referred to as the “Original Revolving Credit Notes”). The Original Senior Secured Notes and the Original Revolving Credit Notes are hereinafter collectively referred to as the “Original Senior Notes.”

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Pledge and Indenture of Trust (Subsidiaries)

D. World also entered into that certain Security Agreement, Pledge and Indenture of Trust dated as of December 1, 1992, as amended (the “Original World Security Agreement”), with Harris Trust and Savings Bank, an Illinois banking corporation, as security trustee (the “Security Trustee”) whereby World granted to the Security Trustee, inter alia, for the benefit of the holders of the Original Senior Notes, all of its right, title and interest in the Collateral (as defined therein) as security for the Original Senior Notes.

E. As a condition to the issuance of the Original Senior Notes, World Finance Corporation of South Carolina, World Finance Corporation of Georgia, World-TX, World-OK and World Finance Corporation of Louisiana entered into those separate Guaranty Agreements each dated as of December 1, 1992, as amended or amended and restated, as the case may be (the “Original Senior Guaranty Agreements”).

F. Pursuant to Section 3.29 of the Original World Security Agreement, (i) World Acceptance Corporation of Alabama entered into that certain Guaranty Agreement dated as of July 11, 1994, (ii) World-MO entered into that certain Guaranty Agreement dated as of April 2, 1993, (iii) World Finance Corporation of Tennessee entered into that certain Guaranty Agreement dated as of April 2, 1993, (iv) WFC-LP entered into that certain Guaranty Agreement dated as of July 1, 1995, (v) WFC-SC entered into that certain Guaranty Agreement dated as of September 1, 1995, (vi) World Finance Corporation of Illinois entered into that certain Guaranty Agreement dated as of March 14, 1996 and (vii) World Finance Corporation of New Mexico entered into that certain Guaranty Agreement dated as of January 31, 1997 (collectively, as amended or amended and restated, as the case may be, the “Additional Senior Guaranty Agreements”).

G. As a condition to the issuance of the Original Senior Notes, World Finance Corporation of South Carolina, World Finance Corporation of Georgia, World-TX, World-OK and World Finance Corporation of Louisiana entered into those separate Security Agreements and Indentures of Trust each dated as of December 1, 1992, as amended or amended and restated, as the case may be (the “Original Subsidiary Security Agreements”).

H. Pursuant to Section 3.29 of Original World Security Agreement, (i) World Acceptance Corporation of Alabama entered into that certain Security Agreement and Indenture of Trust dated as of July 11, 1994, (ii) World-MO entered into that certain Security Agreement and Indenture of Trust dated as of April 2, 1993, (iii) World Finance Corporation of Tennessee entered into that certain Security Agreement and Indenture of Trust dated as of April 2, 1993, (iv) WFC-LP entered into that certain Security Agreement, Pledge and Indenture of Trust dated as of July 1, 1995, (v) WFC-SC entered into that certain Security Agreement and Indenture of Trust dated as of September 1, 1995, (vi) World Finance Corporation of Illinois entered into that certain Security Agreement and Indenture of Trust dated as of March 14, 1996 and (vii) World Finance Corporation of New Mexico entered into that certain Security Agreement and Indenture of Trust dated as of May 31, 1997 (collectively, as amended or amended and restated, as the case may be, the “Additional Subsidiary Security Agreements”).

I. World has entered into the Amended and Restated Note Agreements dated as of June 30, 1997 (the “Senior Note Agreements”), which Senior Note Agreements amend and

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Pledge and Indenture of Trust (Subsidiaries)

restate the Original Senior Note Agreements and which Senior Secured Notes amend and restate the Original Senior Secured Notes; the Original Senior Secured Notes as amended and restated and as the same may from time to time be amended or restated pursuant to the terms thereof and of the Senior Note Agreements and any notes executed in replacement thereof (the “Senior Secured Notes”). World has also entered into the Amended and Restated Revolving Credit Agreement dated as of June 30, 1997 (the “Revolving Credit Agreement”), which Revolving Credit Agreement amends and restates the Original Revolving Credit Agreement and the Original Revolving Credit Notes and provides for borrowings, whether or not such borrowings are evidenced by promissory notes and as the same may from time to time be amended or restated pursuant to the terms thereof and any notes executed in replacement thereof, in a maximum principal amount of borrowings at any one time outstanding not to exceed the Maximum Principal Amount (the “Revolving Credit Notes”). The Senior Secured Notes and the Revolving Credit Notes are hereinafter collectively referred to as the “Senior Notes.” World has also authorized, on the terms provided in the Senior Subordinated Note Agreement dated as of June 30, 1997 ( the “Senior Subordinated Note Agreement”), the issuance of $10,000,000 aggregate principal amount of Senior Subordinated Secured Notes due June 30, 2004, as the same may from time to time be amended or restated pursuant to the terms thereof and of the Senior Subordinated Note Agreement and any notes executed in replacement thereof (the “Senior Subordinated Notes”). The Senior Notes and the Senior Subordinated Notes are hereinafter collectively referred to as the “Notes.”

J. In connection with the above-described transactions, World has entered into the Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 (the “World Security Agreement”), which amends and restates the Original World Security Agreement.

K. In connection with the above-described transactions, each Company agreed (i) to amend and restate the Original Senior Guaranty Agreement or Additional Senior Guaranty Agreement, as the case may be, to which it is a party by entering into the Amended and Restated Guaranty Agreement dated as of June 30, 1997 (the “Senior Guaranty Agreement”) and (ii) to enter into the Guaranty Agreement dated as of June 30, 1997 (the “Senior Subordinated Guaranty Agreement,” and collectively with the Senior Guaranty Agreement, the “Subsidiary Guaranty Agreements”).

L. As a condition to the above-described transactions, the Noteholders require that each Company enter into this Agreement for purposes of, inter alia, securing the obligations of World under the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement and the Notes. The World Security Agreement requires that, upon formation or acquisition of any new Restricted Subsidiary, World cause such subsidiary to enter into a Security Agreement Supplement on the terms set forth herein.

M. The Companies desire that World comply with the provisions of the World Security Agreement, the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement and the Notes. By entering into the Senior Note Agreements, the Revolving Credit Agreement and the Senior Subordinated Note Agreement, the respective holders of the Notes have conferred financial and other benefits on the Companies.

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N. Each Company agrees to amend and restate the Original Subsidiary Security Agreement or Additional Subsidiary Security Agreement, as the case may be, to which it is a party on the terms set forth herein for purposes of securing the obligations (i) of World under the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement and the Notes and (ii) of each other Company under the Subsidiary Guaranty Agreements.

O. Each Company is authorized by law, and deems it necessary to secure the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement and the Notes as hereinafter provided, and to that end, in the exercise of said authority, has duly authorized the execution and delivery of this Agreement providing for the securing of certain obligations of World and each other Company, all as hereinafter provided.

P. All acts and proceedings required by law and by the respective Governing Documents of each Company necessary to constitute this Agreement a valid and binding agreement for the uses and purposes herein set forth, in accordance with its terms, have been done and taken, and the execution and delivery of this Agreement has been in all respects duly authorized.

SECTION 1. INTERPRETATION OF AGREEMENT; DEFINITIONS.

Section 1.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

“Account Debtor” shall mean any Person who is or may become obligated to any Company under or on account of a Receivable.

“Affiliate” shall mean, with respect to any Company, any Person (other than a Restricted Subsidiary) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Company, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock (determined by number of shares or by number of votes) of such Company or (iii) 5% or more of the Voting Stock (determined by number of shares or by number of votes) (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such Company or a Subsidiary. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

“Agent” shall mean Harris Trust and Savings Bank and its permitted successors and assigns, in each case in its capacity as agent for the Banks under the Revolving Credit Agreement.

“Aggregate Principal Amount of the Outstanding Notes” shall mean (i) for purposes of §8.1 (A) if any Senior Note or any obligation or liability owing under the Revolving Credit Agreement or the Senior Note Agreement remains outstanding or any obligation to extend credit

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under the Revolving Credit Agreement exists, the sum of the actual principal amount of the Senior Notes then outstanding, and (B) if no Senior Note and no other obligation or liability owing under the Revolving Credit Agreement or the Senior Note Agreement is then outstanding and all obligations to extend credit under the Revolving Credit Agreement have expired or otherwise terminated, the sum of the actual principal amount of the Senior Subordinated Notes then outstanding, (ii) for purposes of §8.7 and §8.8, the sum of the actual principal amount of the Notes then outstanding, plus the amount of the unused commitment with respect to the Revolving Credit Notes and (iii) for purposes of §9.2 and §10.4 (A) so long as no Event of Default shall have occurred and be continuing, the sum of the actual principal amount of Notes then outstanding, plus the amount of the unused commitment with respect to the Revolving Credit Notes and (B) if an Event of Default shall have occurred and be continuing, the actual principal amount of the Notes then outstanding.

“Banks” shall mean Harris Trust and Savings Bank, The First National Bank of Chicago, LaSalle National Bank and the other banks or financial institutions that are or become a party to the Revolving Credit Agreement.

“Closing Date” shall mean July 3, 1997.

“Collateral” as used herein shall mean any and all property from time to time subject to the security interest granted hereby.

“Company” shall mean each of World Acceptance Corporation of Alabama, an Alabama corporation, World Acceptance Corporation of Missouri, a Missouri corporation, World Finance Corporation of Georgia, a Georgia corporation, World Finance Corporation of Louisiana, a Louisiana corporation, World Acceptance Corporation of Oklahoma, Inc., an Oklahoma corporation, World Finance Corporation of South Carolina, a South Carolina corporation, World Finance Corporation of Tennessee, a Tennessee corporation, World Finance Corporation of Texas, a Texas corporation, WFC Limited Partnership, a Texas limited partnership, WFC of South Carolina, Inc., a South Carolina corporation, World Finance Corporation of Illinois, an Illinois corporation, and World Finance Corporation of New Mexico, a New Mexico corporation, any entity that executes and delivers a Security Agreement Supplement in the form attached hereto as Exhibit A, and any Person which succeeds to all, or substantially all of the assets and business of any such entity.

“Consolidated Adjusted Net Worth” shall have the meaning specified in the Senior Subordinated Note Agreement as in effect on the Closing Date.

“Corporate Base Rate” means for any day the rate of interest announced by Harris Trust and Savings Bank from time to time as its prime commercial rate, or equivalent, with any change in the Corporate Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate.

“Default” shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

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“Event of Default” shall have the meaning specified in §7.1.

“Environmental Legal Requirement” shall mean any international, Federal, state or local statute, law, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including without limitation, those relating to releases, discharges or emissions to air, water, land or ground water, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Substances or crude oil, or any fraction thereof, or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of World or any of its Subsidiaries or the operation, construction or modification of any thereof, including without limitation the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1977, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975 and the Oil Pollution Act of 1990 and any similar or implementing state law, and any state statute and any further amendments to these laws, providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

“GAAP” shall mean generally accepted accounting principles at the time in the United States.

“Governing Documents” shall mean collectively the charter instruments, by-laws, partnership agreements, operating agreements and other similar documents prescribing the internal governance of each Restricted Subsidiary.

“Hazardous Substances” shall mean any hazardous or toxic material, substance or waste pollutant or contaminant which is regulated as such under any statute, law, ordinance, rule or regulation of any Federal, regional, state or local authority having jurisdiction over the property of World or any Subsidiary or its use, including but not limited to any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. §1317), as amended; (b) regulated as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), as amended; (c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended; (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes or (e) petroleum or products derived therefrom.

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“Indebtedness for Borrowed Money” shall have the meaning specified in the Senior Subordinated Note Agreement as in effect on the Closing Date.

“Insurance Subsidiary” shall mean any one Subsidiary (i) which is organized under the laws of the British Virgin Islands or such other jurisdiction as shall be consented to in writing by all of the holders of the Notes; (ii) which conducts substantially all of its business and has substantially all of its assets within the British Virgin Islands or such other jurisdiction as shall be consented to in writing by all of the holders of the Notes; (iii) of which 100% (by number of votes) (other than directors’ qualifying shares) of the Voting Stock is owned by World; and (iv) which is engaged in the business of reinsuring the credit insurance written by the Subsidiaries.

“Investment Property” shall have the meaning specified in §2.5.

“Lien” shall mean any interest in property securing an obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, security agreement, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics’, materialmen’s, warehousemen’s, carriers’ and other similar encumbrances, affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

“Make-Whole Amount” (i) with respect to the Senior Secured Notes, shall have the meaning as defined in the Senior Note Agreements and (ii) with respect to the Senior Subordinated Notes, shall have the meaning as defined in the Senior Subordinated Note Agreement.

“Material Event of Default” shall mean (i) an Event of Default shall have occurred under any of Sections 6.1(a), (b), (c), (n), (o), (p) or (q) of any Senior Note Agreement, (ii) an Event of Default shall have occurred under any of Sections 9.1(a), (b), (c), (n), (p), (q) or (r) of the Revolving Credit Agreement, (iii) an Event of Default shall have occurred with respect to Sections 5.7, 5.8, 5.9, 5.10, 5.11 (but only to the extent such Event of Default relates to a Lien on property of World or any Restricted Subsidiary with a fair market value in excess of $1,000,000), 5.12, 5.13 or 5.18 of any Senior Note Agreement or (iv) an Event of Default shall have occurred with respect to Sections 8.7, 8.8, 8.9, 8.10, 8.11 (but only to the extent such Event of Default relates to a Lien on property of World or any Restricted Subsidiary with a fair market value in excess of $1,000,000), 8.12, 8.13 or 8.18 of the Revolving Credit Agreement.

“Maximum Principal Amount” shall mean an amount equal to (i) $65,000,000, plus (ii) any principal amount in excess thereof agreed to in writing by the holders of the Senior Subordinated Notes, plus (iii) any principal amount in excess thereof; provided, that, at the time of any increase in the amount of the commitment of the Banks under the Revolving Credit

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Agreement, the Agent shall have received a certificate or certificates of the Chief Financial Officer of World and an authorized officer of each holder of the Senior Subordinated Notes, in each case, certifying that on the date of such increase and after giving effect thereto and, in the case of clause (B) below, after giving effect to the treatment of the maximum aggregate amount of the commitment as so increased as having been incurred as Indebtedness for Borrowed Money on the last day of the calendar month then most recently ended and, in the case of any certificate delivered by any holder of the Senior Subordinated Notes, to the knowledge of such holder, (A) there does not exist any Default or Event of Default under clauses (a), (b), (c), (n), (o), (p) or (q) of Section 6.1 of the Senior Subordinated Note Agreement as in effect on the Closing Date or under Sections 5.7, 5.8, 5.9, 5.10, 5.11 (but only to the extent such Default or Event of Default relates to a Lien on property of World or any Restricted Subsidiary with a fair market value in excess of $1,000,000), 5.12, 5.13 or 5.18 of the Senior Subordinated Note Agreement as in effect on the Closing Date and (B) the ratio of Indebtedness for Borrowed Money of World and its Restricted Subsidiaries to Consolidated Adjusted Net Worth for the calendar month then most recently ended does not exceed 6.5 to 1.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Note Register” (i) with respect to the Senior Secured Notes, shall have the meaning specified in Section 9.1 of the Senior Note Agreements and (ii) with respect to the Senior Subordinated Notes, shall have the meaning specified in Section 10.1 of the Senior Subordinated Note Agreement.

“Noteholders” shall mean, collectively, the holders from time to time and at any time of the Notes.

“Notes” shall have the meaning specified in the recitals hereof.

“Original Closing Date” shall mean December 29, 1992.

“Partnership Interests” shall have the meaning specified in §2.6.

“Person” shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, and a government agency or political subdivision thereof.

“Pledged Collateral” shall mean and include:

(a) the Pledged Shares;

(b) all shares, Securities, moneys, or other property distributed as a dividend on any shares of capital stock or other Pledged Collateral (including the Pledged Shares) at any time pledged hereunder or a distribution or return of capital upon or in respect of any such capital stock or other Pledged Collateral or any part thereof, or resulting from a split-up, revision, reclassification or other like change of any such capital stock or other Pledged Collateral, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, any such capital stock or other Pledged Collateral; and

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(c) in the event of any consolidation or merger in which the issuer of any Pledged Collateral is not the surviving entity, or in the event of any sale, lease, transfer or other disposition of all or substantially all of the assets of such issuer;

(i) all shares of each class of the capital stock or other Security of the successor entity formed by or resulting from such consolidation or merger, or of the corporation to which such sale, lease, transfer or other disposition shall have been made, and

(ii) all other Securities, money or property, distributed or distributable in any such event in respect of any of the Pledged Collateral in connection with such consideration, merger, sale, lease, transfer or other disposition.

“Pledged Shares” shall mean all of the capital stock, partnership interests, membership interests and other equity interests owned by any Company or hereafter acquired, including, without limitation, (a) all rights, authority, powers and privileges of such Company as a shareholder or holder of any partnership interest, membership interest or other equity interest of any entity, whether now existing or hereafter arising under the Governing Documents, or at law or otherwise, and the rights of such Company under such Governing Documents to acquire additional shares of stock or to acquire the shares of stock of other shareholders or the partnership interest, membership interest or other equity interest from any such other holder, and (b) all other instruments owned or held by, or otherwise established in favor of, such Company in the nature of capital stock of, partnership interest, membership interest or any other equity interest in any entity, of any and every type, class and series.

“Receivables” shall mean all accounts receivable, receivables, contract rights, controls, instruments, notes, drafts, bills, acceptances, documents, chattel paper, general intangibles and all other forms of obligations owing to a Person.

“Restricted Subsidiary” shall mean the Insurance Subsidiary, if any, and any other Subsidiary (i) which is organized under the laws of the United States or any State thereof; (ii) which conducts substantially all of its business and has substantially all of its assets within the United States; and (iii) of which 100% (by number of votes) of the Voting Stock is owned by World and/or one or more Restricted Subsidiaries.

“Revolving Credit Agreement” shall mean that certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1997 among World, the Agent and the Banks, as the same may from time to time be amended, restated, modified, supplemented or waived pursuant to the terms thereof.

“Revolving Credit Notes” shall have the meaning specified in the recitals hereof.

“S&P” shall mean Standard & Poor’s Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

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“Secured Indebtedness” shall mean (i) the outstanding Notes and all principal thereof (and premium, if any) and interest thereon pursuant to the terms of the outstanding Notes, the World Security Agreement, the Senior Note Agreements, the Revolving Credit Agreement and the Senior Subordinated Note Agreement; provided, that, in no event shall “Secured Indebtedness” include (A) the principal amount of the Revolving Credit Notes in excess of the Maximum Principal Amount and (B) the related interest thereon and (ii) all additional amounts and other sums at any time due and owing from or required to be paid by World or any Company under the terms of this Agreement, the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement, the Subsidiary Security Agreement and the Subsidiary Guaranty Agreements, as in effect on the Closing Date or as otherwise consented to in writing by all of the holders of the Notes.

“Security” shall have the same meaning as in Section 2(a)(1) of the Securities Act of 1933, as amended.

“Security Trustee” means the Person named above as the “Security Trustee” in the first paragraph of this Agreement until a successor Security Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Security Trustee” shall mean such successor Security Trustee.

“Senior Note Agreements” shall mean, collectively, the separate Amended and Restated Note Agreements, each dated as of June 30, 1997, between World and the respective note purchasers named therein, as the same may from time to time be amended, restated, modified, supplemented or waived pursuant to the terms thereof.

“Senior Notes” shall have the meaning specified in the recitals hereof.

“Senior Secured Notes” shall have the meaning specified in the recitals hereof.

“Senior Subordinated Note Agreement” shall mean that certain Note Agreement dated as of June 30, 1997 between World and the purchaser named therein, as the same may from time to time be amended, restated, modified, supplemented or waived pursuant to the terms thereof.

“Senior Subordinated Notes” shall have the meaning specified in the recitals hereof.

The term “subsidiary” shall mean, as to any particular parent corporation, any corporation, partnership, limited liability company, or other entity of which more than 50% (by number of votes or other decision-making authority) of the Voting Stock shall be owned by such parent corporation and/or one or more corporations, partnerships, limited liability companies or other entities which are themselves subsidiaries of such parent corporation. The term “Subsidiary” shall mean a subsidiary, directly or indirectly, of World.

“Subsidiary Guaranty Agreements” shall mean (i) the Amended and Restated Guaranty Agreement dated as of June 30, 1997 of each Restricted Subsidiary existing on the Closing Date and each other Restricted Subsidiary which has executed a Guaranty Supplement in the form of Exhibit A thereto, pursuant to the terms thereof and Section 3.9 of the World Security

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Agreement, in each case, for the benefit of the Security Trustee and the holders of the Senior Notes, as the same may from time to time be amended, restated, modified, supplemented or waived pursuant to the terms thereof, and (ii) the Guaranty Agreement dated as of June 30, 1997 of each Restricted Subsidiary existing on the Closing Date and each other Restricted Subsidiary which has executed a Guaranty Supplement in the form of Exhibit A thereto, pursuant to the terms thereof and Section 3.9 of the World Security Agreement, in each case, for the benefit of the Security Trustee and the holders of the Senior Subordinated Notes, as the same may from time to time be amended, restated, modified, supplemented or waived pursuant to the terms thereof.

“Underlying Collateral” shall mean, with respect to any Receivable of any Company, all of its rights with respect to any collateral granted by the Account Debtor in connection with any loan.

“Uniform Commercial Code” as used herein with reference to any collateral shall mean the Uniform Commercial Code as enacted in the jurisdiction applicable to such Collateral, as amended from time to time, and any successor statute(s) thereto.

“Unsecured Receivables” shall mean Receivables which are not secured by Underlying Collateral or otherwise.

“Voting Stock” shall mean Securities or other equity interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

“WFC-LP” shall mean WFC Limited Partnership, a Texas limited partnership.

“WFC-SC” shall mean WFC of South Carolina, Inc., a South Carolina corporation.

“World-MO” shall mean World Acceptance Corporation of Missouri, a Missouri corporation.

“World-NM” shall mean World Finance Corporation of New Mexico, a New Mexico corporation.

“World-OK” shall mean World Acceptance Corporation of Oklahoma, Inc., an Oklahoma corporation.

“World Security Agreement” shall mean that certain Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 between World and the Security Trustee, as the same may be amended, restated, supplemented or waived from time to time by any amendments and supplements thereto entered into in accordance with the terms thereof.

“World-TX” shall mean World Finance Corporation of Texas, a Texas corporation.

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Section 1.2. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

Section 1.3. Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 2. GRANTING CLAUSES.

Each Company in consideration of the premises and other good and valuable consideration, receipt whereof is hereby acknowledged, and intending to be legally bound, and in order to secure (i) the equal and pro rata payment of both the principal of and interest and premium, if any, on all Senior Notes at any time outstanding according to their tenor and effect, (ii) on a senior subordinated basis as set forth herein and in the Senior Subordinated Note Agreement, the equal and pro rata payment of both the principal of and interest and premium, if any, on all Senior Subordinated Notes at any time outstanding, according to their tenor and effect, and (iii) the payment of all other Secured Indebtedness and the performance and observance of all the covenants and conditions contained in the Notes, this Agreement, the World Security Agreement, the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement, and the Subsidiary Guaranty Agreements, in each case, subject to the terms thereof and of §7.5, does hereby mortgage, grant, convey, warrant, assign, pledge and hypothecate unto the Security Trustee, its successors in trust and assigns, forever, and grants to the Security Trustee, its successors in trust and assigns, forever, a continuing security interest in, all and singular the following described properties, rights, interests and privileges, together with the proceeds thereof, now or hereafter owned by such Company (hereinafter sometimes referred to as the “Collateral”):

Section 2.1. Equipment. All building materials, building equipment, machinery, apparatus, furniture and equipment and other personal property (other than motor vehicles and accessions to motor vehicles) of every kind and nature whatsoever located, including without limitation: all air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus; all communications equipment and intercom systems and apparatus; all typewriters, computers and other office machines and equipment, furniture, furnishings; all sprinkler equipment and apparatus, all elevators and escalators; and all machinery, equipment, engines, boilers, tools, furniture, carpeting, tables and chairs, together with all accessories, parts and appurtenances appertaining or attached thereto, whether now owned or hereafter acquired, and all substitutions, renewals, or replacements of and additions, improvements, accessions and accumulations to any and all thereof, together with all the rents, income, revenues, issues, proceeds, profits and avails arising therefrom or in connection therewith and excluding, in all cases, any of the foregoing items of property which are deemed fixtures;

Section 2.2. Receivables. Receivables, whether now existing or hereafter arising, and however evidenced or acquired, or in which such Company now has or hereafter acquires any

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rights and all rights of such Company to any Underlying Collateral granted by an Account Debtor in connection with any Receivable owing by it to such Company;

Section 2.3. Pledged Collateral. The Pledged Collateral;

Section 2.4. General Intangibles. General intangibles of such Company, including, without limitation, tax refunds, rights with respect to trademarks, service marks, trade names, patents, copyrights, trade-secrets information and rights to prevent others from doing acts that constitute unfair competition with or misappropriation of property of such Company including, without limitation, any sums (net of expenses) that such Company may receive arising out of any claim for infringement of its rights in any patent, copyright, trademark, trade name, trade secret or other proprietary right and all rights of such Company under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others, including, without limitation, any licenses (to the extent permitted by law);

Section 2.5. Investment Property. All Investment Property, whether now owned or existing or hereafter created, acquired or arising, or in which such Company now has or hereafter acquires any rights (the term “Investment Property” means and includes all investment property and any other securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts, including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights and privileges incident to such property, but excludes the Pledged Collateral);

Section 2.6. Records and Cabinets. Supporting evidence and documents relating to any of the above-described property, including without limitation, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, data processing records, computer software and licenses to use the same, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

Section 2.7. Partnership Interests. (i) All right, title and interest of such Company, whether now owned or hereafter acquired, in all partnerships or limited liability companies, including, but not limited to, those set forth on Schedule II hereto (collectively, the “Partnerships”), (ii) any and all payments or distributions of whatever kind or character and whether in cash or other property, at any time made, owing or payable to such Company in respect of or on account of its present or hereafter acquired interest in the Partnerships, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution, repayment of capital contributions or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and all proceeds thereof, in every case whether now arising or hereafter acquired or arising, and (iii) all proceeds of any of the foregoing (all of the foregoing rights, interests, properties and privileges assigned in and in which a security interest is granted pursuant to this §2.7 being hereafter collectively called the “Partnership Interest”);

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Section 2.8. Additional Property. All property and rights, if any, which are by the express provisions of this Agreement required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by writing of any kind, be subjected to the lien hereof by such Company or by anyone acting at the direction or as an agent of such Company; and

Section 2.9. Other Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising.

TO HAVE AND TO HOLD the Collateral, WITH POWER OF SALE and right of entry and possession, unto the Security Trustee, its successors and assigns, forever; IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the Senior Notes outstanding hereunder from and after the issuance of the Senior Notes, without preference, priority or distinction of any Senior Note over any other Senior Note by reason of series, priority of time of issue, sale, negotiation, time of any extensions of credit evidenced thereby, date of maturity thereof or otherwise for any cause whatsoever and, on a senior subordinated basis as set forth herein and in the Senior Subordinated Note Agreement, for the equal and proportionate benefit, security and protection of all present and future holders of the Senior Subordinated Notes outstanding hereunder from and after the issuance of the Senior Subordinated Notes, without preference, priority or distinction of any Senior Subordinated Note over any other Senior Subordinated Note by reason of series, priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any cause whatsoever; provided always, however, that these presents are upon the express condition that if the Companies shall irrevocably pay or cause to be irrevocably paid all the Secured Indebtedness and all obligations to extend Senior Indebtedness have expired or otherwise terminated, then these presents and the estate hereby granted and conveyed shall cease and this Agreement shall become null and void; otherwise this Agreement shall remain in full force and effect.

SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANIES.

Each Company hereby covenants with, and represents and warrants to, the Security Trustee and for the benefit of the holders of the Notes from time to time that:

Section 3.1. Location of Collateral. The Collateral (other than the Underlying Collateral and the Pledged Collateral) relating to such Company and the books and records relating thereto are in such Company’s possession at the offices and facilities owned or leased by such Company or World set forth in Schedule III hereto. Not less than ten days before the opening of any additional business location which would require the filing of an additional financing statement in accordance with the Uniform Commercial Code in order to perfect the security interest of the Security Trustee in the Collateral relating to such Company and the books and records relating thereto or any change in the business location where the Collateral relating to such Company and the books and records relating thereto are located and/or maintained which would require the filing of an additional financing statement in accordance with the Uniform Commercial Code in order to perfect the security interest of the Security Trustee in the Collateral relating to such

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Company, such Company will deliver to the Security Trustee a supplement hereto amending Schedule III to include such business location, together with evidence of the filing of financing statements or other notices of the security interest hereof and an opinion of such Company’s counsel responsive to the requirements of §3.8 hereof. On or before the fifth day of every December of every year, such Company will deliver to the Security Trustee a supplement hereto amending Schedule III to include any additional business locations not previously reflected in a supplement hereto.

Section 3.2. Warranty of Title. Such Company is the lawful owner of the Collateral relating to such Company and has the sole right and lawful authority to deliver this Agreement. The Collateral relating to such Company and every part thereof is, on the Closing Date, free and clear of all Liens, except the Lien of this Agreement and will be free and clear of all Liens, except the Lien of this Agreement and the other Liens of the character described in clauses (e), (f), (g) and (h) of Section 5.11 of the Senior Note Agreements and the Senior Subordinated Note Agreement and in clauses (e), (f), (g) and (h) of Section 8.11 of the Revolving Credit Agreement, and such Company will warrant and defend the Collateral relating to such Company, against any claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Security Trustee.

Section 3.3. No Alienation of Collateral. Except as permitted by the provisions of Section 5.13 of the Senior Note Agreements and the Senior Subordinated Note Agreement and Section 8.13 of the Revolving Credit Agreement, such Company will not, without the Security Trustee’s prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral relating to such Company or any interest therein.

Section 3.4. Removal of Collateral. Such Company will not remove the Collateral relating to such Company and/or the books and records relating thereto from the locations relating to such Company set forth in Schedule III hereto (i) without complying with §3.1 hereof or (ii) without the Security Trustee’s prior written consent (provided that such Company may move items of Collateral relating to such Company among such locations). Such Company will at all times allow the Security Trustee, the holders of the Notes and their representatives free access to, and right of inspection of, the Collateral relating to such Company.

Section 3.5. Compliance with Leases. Such Company will comply with the terms and conditions of any leases covering the premises wherein the Collateral relating to such Company is located and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon unless the failure to so comply will not, individually or in the aggregate, have a material adverse effect on such Collateral or impair the rights or interests of World, such Company, any other Restricted Subsidiary or the Security Trustee therein.

Section 3.6. Protection of Collateral. At any time and from time to time, the holder of any Notes may, at its option, or the Security Trustee may, at the direction of the holders of the Notes, discharge any taxes, or other Liens at any time levied or placed on the Collateral relating to such Company which are due and unpaid and (A) which are not being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of the Collateral

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relating to such Company or any material interference with the use thereof or (B) for which such Company has not set aside on its books, reserves adequate in accordance with GAAP with respect thereto, and such parties may pay for the maintenance and preservation of the Collateral relating to such Company, including the purchasing of insurance therefor to the extent required to be maintained by World or such Company pursuant to Section 5.2 of the Senior Note Agreements and the Senior Subordinated Note Agreement and Section 8.2 of the Revolving Credit Agreement and not so maintained, and such Company will immediately reimburse the Security Trustee or such holder on demand for any payment made or any expense incurred by the Security Trustee or such holder pursuant to the foregoing authority with interest at a rate per annum equal to the higher of (i) 10.5% and (ii) the Corporate Base Rate plus 2%. All such expenses and payments shall have the benefit of and be secured by the security interest herein granted, and the Security Trustee is authorized to charge any depository account of such Company maintained with the Security Trustee or any holder of the Notes for the amount of such expenses and payments.

Section 3.7. Further Assurances. Such Company agrees to execute and deliver to the Security Trustee such further agreements and assignments or other instruments and to do all such other things as the Security Trustee may deem necessary or appropriate to assure the Security Trustee its first priority security interest hereunder (provided, that WFC-LP, World-MO or World-NM shall be required to deliver to the Security Trustee possession of promissory notes evidencing the Unsecured Receivables only upon the request of the Security Trustee during the existence of a Default or Event of Default hereunder), including such financing statement or statements or amendments thereof or supplements thereto or other instruments as the Security Trustee may from time to time reasonably require to perfect, and continue the perfection of, the security interest in the Collateral contemplated by this Agreement. Such Company hereby agrees that, to the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Security Trustee without notice thereof to such Company wherever the Security Trustee in its sole discretion desires to file the same. The Security Trustee shall, when an Event of Default shall have occurred and be continuing, or at such other time pursuant to §4 or §5, have the right to take physical possession of any and all of the Collateral relating to such Company and to maintain such possession on such Company’s premises or, if possible, to remove the Collateral relating to such Company or any part thereof to such other places as the Security Trustee may desire. If the Security Trustee exercises its right to take possession of the Collateral relating to such Company, such Company shall, upon the Security Trustee’s demand, if possible, assemble the Collateral relating to such Company and make it available to the Security Trustee at a place designated by the Security Trustee. Such Company shall at its expense perform any and all other steps reasonably requested by the Security Trustee to preserve and protect the first priority security interest hereby granted in the Collateral. If any Collateral relating to such Company is in the possession or control of any of such Company’s agents or processors while a Default or an Event of Default shall have occurred and be continuing, such Company agrees (i) to notify such agents or processors in writing of the Security Trustee’s security interest therein, and (ii) upon the Security Trustee’s request instruct them to hold all such Collateral relating to such Company for the Security Trustee’s account and subject to the Security Trustee’s instructions. Such Company agrees to mark its books and records to reflect the security interest of the Security Trustee in the Collateral relating to such Company.

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Section 3.8. Maintenance of Lien; Recording; Opinions of Counsel. (a) Such Company will, at its expense, take all necessary action to maintain and preserve the first and prior perfected lien of this Agreement (including, without limitation, the filing of all financing statements or similar notices thereof if and to the extent permitted or required by applicable law) so long as any Notes are outstanding (provided, that WFC-LP, World-MO or World-NM shall be required to deliver to the Security Trustee possession of promissory notes evidencing the Unsecured Receivables only upon the request of the Security Trustee during the existence of a Default or Event of Default hereunder).

(b) Such Company will, forthwith after the execution and delivery of this Agreement and thereafter from time to time, cause this Agreement (and all financing statements, continuation statements or similar notices thereof if and to the extent permitted or required by applicable law) to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the first lien of the Security Trustee in and to the Collateral relating to such Company (provided, that WFC-LP, World-MO or World-NM shall be required to deliver to the Security Trustee possession of promissory notes evidencing the Unsecured Receivables only upon the request of the Security Trustee during the existence of a Default or Event of Default hereunder); and from time to time will perform or cause to be performed any other acts as provided by law and will execute or cause to be executed any and all further instruments that may be required for such publication and protection or required by any Noteholder. With respect to any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Security Trustee’s request, acting at the direction of the holders of the Notes, such Company shall execute and deliver, and shall cause any such intermediary to execute and deliver, an agreement among such Company, the Security Trustee and such intermediary in form and substance reasonably satisfactory to the Noteholders which provides, among other things, for the intermediary’s agreement that, upon notice by the Security Trustee that an Event of Default has occurred and is continuing, it shall comply with entitlement orders, and apply any value distributed on account of any Investment Property maintained in an account with such intermediary, as directed by the Security Trustee without further consent of such Company.

(c) Such Company agrees at its own expense to furnish to the Security Trustee promptly after the execution and delivery of any supplement or amendment hereto or any continuation statement, an opinion of counsel satisfactory to the Security Trustee (who may be independent counsel to such Company) stating that in the opinion of such counsel, such supplement or amendment to this Agreement (or a financing statement, continuation statement or similar notice thereof if and to the extent required by applicable law) or such continuation statement, as the case may be, has been properly recorded or filed for record in all public offices in which such recording or filing is necessary to perfect the Lien provided by this Agreement as a valid Lien and security interest in the Collateral relating to such Company; provided, such opinion shall be required with respect to any Unsecured Receivables of WFC-LP, World-MO and World-NM only after the occurrence and during the continuance of a Default or Event of Default hereunder.

Section 3.9. Consent to World Security Agreement, Etc. Such Company hereby consents to, and agrees to comply with, the terms and provisions of the World Security Agreement, the

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Senior Note Agreements, the Revolving Credit Agreement and the Senior Subordinated Note Agreement.

Section 3.10. Names under which Each Company Conducts its Business. No Company conducts its business under any other name(s) other than as set forth opposite its name on Schedule IV hereto and such Company will not conduct business under any other name(s) (other than the names set forth opposite its name on Schedule IV hereto) without (i) providing the Security Trustee and the holders of the Notes with thirty (30) days’ prior written notice of such name and the location of where such business will be conducted under such name and (ii) complying with any and all requests made by the Security Trustee pursuant to §3.7 hereof.

SECTION 4. SPECIAL PROVISIONS RELATING TO RECEIVABLES.

Section 4.1. Representations and Warranties. As of the time any Receivable of any Company becomes subject to the security interest provided for hereby, such Company shall be deemed to have warranted as to such Receivables that:

(a) Such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be;

(b) Such Receivable is legal, valid and subsisting;

(c) The amount of such Receivable represented as owing is the correct amount actually and unconditionally owing, is not disputed and is not subject to any set-offs, credits, deductions or countercharges;

(d) Such Receivable has been created, and is, in all respects in compliance with applicable state and federal lending laws and will continue to be in compliance with such laws, any Secured Receivable is secured by Underlying Collateral and, to the best knowledge of such Company, there is no violation of any Environmental Legal Requirement with respect to such Underlying Collateral;

(e) Such Company has no knowledge or reason to know of any fact which would impair the collectibility of such Receivable;

(f) All of such Company’s procedures, requirements and conditions and all federal and state laws applicable to the making of the loans related to such Receivable and the creation of such Receivable have been complied with;

(g) To the best knowledge of such Company, the Account Debtor on such Receivable and other obligors had legal capacity to enter into the transactions related to such Receivable;

(h) The form and content of each document related to such Receivable, the security related thereto, and the transactions from which it arose comply fully with any and all applicable laws, ordinances, rules and regulations, federal, state and/or local, with

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respect to the extension of credit and charging of interest, including without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to such Receivable were and will continue to be made properly and in a timely manner;

(i) To the best knowledge of such Company, such Receivable and all facts, statements or obligations contained or implicit in any application for credit or financial statement of the Account Debtor or other obligor submitted to such Company, including without limitation, the description of any Underlying Collateral securing such Receivable and the amount owing from the Account Debtor or other obligor, and the signatures of the parties are genuine, correct, true and complete;

(j) Such Company has extended no credit of any kind or in any manner to the Account Debtor or other obligors in connection with the transactions from which such Receivable arose other than as indicated on and evidenced by such Company’s files related to such Receivable;

(k) To the best knowledge of such Company, each security agreement, UCC filing, title retention instruments and other document and instrument, if any, which is security for such Receivable contains a correct and sufficient description of any Underlying Collateral covered thereby and each lien or security interest which secures such Receivable is and will continue to be valid;

(l) Before extending credit to the Account Debtor or other obligor on such Receivable, such Company has made an adequate credit investigation of the Account Debtor or other obligor and has determined that the risk of extending such credit is satisfactory and in accordance with the standards historically observed by such Company in the conduct of its business;

(m) Any and all policies of insurance related to the property securing any obligation of the Account Debtor in connection with such Receivable and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between such Company and the Account Debtor; and

(n) As to such Receivable, such Company was duly authorized to do business and in good standing in the jurisdiction in which such Receivable was originated and was duly licensed to originate such Receivable in such jurisdiction.

Section 4.2. Receivable Schedules. Each Company shall provide the Security Trustee with such other relevant information as the Security Trustee may request from time to time.

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Section 4.3. Collection of Receivables. (a) Unless and until a Default or an Event of Default shall have occurred and be continuing and such Company shall have received written notice from the Security Trustee not to collect the Receivables, such Company shall make collection of all Receivables of such Company and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

(b) At any time while a Default or an Event of Default shall have occurred and be continuing, in the event the Security Trustee requests such Company to do so:

(i) All instruments and chattel paper at any time constituting part of the Receivables of such Company (including any postdated checks) shall, upon receipt by such Company and to the extent permitted by law, be immediately endorsed to and deposited with the Security Trustee in the same form as received by such Company; and/or

(ii) Such Company shall, to the extent permitted by law, instruct all account debtors to remit all payments in respect of Receivables of such Company to a lockbox to be maintained at the main post office, Chicago, Illinois, or such other single location as the Security Trustee may reasonably designate, under the sole custody and control of the Security Trustee.

(c) Except as otherwise directed by the Security Trustee, each Company shall immediately place the following legend conspicuously, on the face of each document, instrument, chattel paper and other writing evidencing the Receivables created on or after the Original Closing Date but before the Closing Date: “A SECURITY INTEREST IN THIS DOCUMENT HAS BEEN GRANTED TO HARRIS TRUST AND SAVINGS BANK, AS SECURITY TRUSTEE AND SECURED PARTY, PURSUANT TO THAT CERTAIN SECURITY AGREEMENT, PLEDGE AND INDENTURE OF TRUST DATED AS OF DECEMBER 1, 1992.” Except as otherwise directed by the Security Trustee, such Company shall, within ten days after the Closing Date, place the following legend conspicuously, on the face of each document, instrument, chattel paper and other writing evidencing the Receivables created on or after the Closing Date: “A SECURITY INTEREST IN THIS DOCUMENT HAS BEEN GRANTED TO HARRIS TRUST AND SAVINGS BANK, AS SECURITY TRUSTEE AND SECURED PARTY, PURSUANT TO A SECURITY AGREEMENT, PLEDGE AND INDENTURE OF TRUST.” At any time while a Default or an Event of Default shall have occurred and be continuing, the Security Trustee or its designee may notify such Company’s customers or account debtors at any time that Receivables of such Company have been assigned to the Security Trustee or of the Security Trustee’s security interest therein and either in its own name, that of such Company or both, demand, collect (including without limitation through a lockbox analogous to that described in §4.3(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on such Receivables, and in the Security Trustee’s discretion file any claim or take any other action or proceeding which the Security Trustee may deem necessary or appropriate to protect and realize upon the security interest of the Security Trustee in such Receivables.

(d) In the event the Security Trustee has exercised any or all of its rights under §§4.3(b) or (c) hereof, the Security Trustee may, at any time while a Default or an Event of Default shall

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have occurred and be continuing, cause all instruments, chattel paper, moneys or other proceeds received by the Security Trustee to be deposited, handled and administered in and through a remittance account. If a Default or an Event of Default has occurred and is continuing to the knowledge of the Security Trustee, all amounts received by the Security Trustee pursuant to the Granting Clauses hereof and all amounts held in any remittance account referred to above in this paragraph shall be held by the Security Trustee for application in the manner provided for in §7 in respect of proceeds and avails of the Collateral.

Section 4.4. Power of Attorney. Upon the occurrence and during the continuance of a Default or an Event of Default, in addition to any other powers of attorney granted herein, each Company appoints the Security Trustee, its nominee, or any other Person whom the Security Trustee may designate as such Company’s attorney-in-fact, with full power at any time and from time to time to endorse such Company’s name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Security Trustee’s possession, upon the occurrence and during the continuance of a Default or an Event of Default, to sign such Company’s name on any invoice or bill of lading relating to any Collateral of such Company, on drafts against customers, on schedules and assignments of Collateral of such Company, on notices of assignment, and other public records, on verification of accounts and on notices to customers, to notify the post office authorities to change the address for delivery of such Company’s mail to an address designated by the Security Trustee, to receive, open and dispose of all mail addressed to such Company, to send requests for verification of Receivables of such Company to customers or account debtors, and to do all things necessary to carry out this Agreement. Such Company ratifies and approves all acts of any such attorney and agrees that neither the Security Trustee nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their willful misconduct or gross negligence. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Indebtedness is fully and irrevocably paid and satisfied and all obligations to extend credit under the Revolving Credit Notes have expired or otherwise terminated. The Security Trustee may file one or more financing statements disclosing its security interest in any or all of the Collateral without such Company’s signature appearing thereon. Such Company also hereby grants the Security Trustee a power of attorney to execute any such financing statement, or amendments and supplements to financing statements on behalf of such Company with notice thereof to such Company, which power of attorney is coupled with an interest and irrevocable until the Secured Indebtedness is fully paid and satisfied.

SECTION 5. SPECIAL PROVISIONS RELATING TO PLEDGED COLLATERAL.

Section 5.1. Delivery of Pledged Collateral; Transfer to Security Trustee. All instruments and certificates representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Security Trustee for the ratable benefit of the holders of the Notes pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank and undated, all in form and substance satisfactory to the Security Trustee. The Security Trustee shall have the right, subject to applicable law, at any time in its discretion after the occurrence of an Event of Default, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of such Pledged Collateral. Promptly after any such transfer or registration, the Security

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Trustee shall give notice thereof to the Company that owns such Pledged Collateral, but the failure to give such notice shall not affect any of the rights or remedies of the Security Trustee hereunder. The Security Trustee shall have the right at any time to exchange instruments or certificates representing or evidencing such Pledged Collateral for instruments or certificates of smaller or larger denominations, subject to the terms thereof.

Section 5.2. Voting Power; Payments.

(a) Voting Power. So long as an Event of Default shall not have occurred and be continuing, each Company shall have the right to exercise any and all voting or other consensual rights pertaining to the Pledged Collateral relating to such Company or any part thereof for all purposes not inconsistent with the terms of this Agreement, the Senior Note Agreements, the Revolving Credit Agreement and the Senior Subordinated Note Agreement, and such Company agrees that it will not exercise any such rights in any manner which is inconsistent with the terms of this Agreement, the Senior Note Agreements, the Revolving Credit Agreement and the Senior Subordinated Note Agreement; provided, however, that such Company shall not exercise or shall refrain from exercising any such right if such action would have a material adverse affect on the value of the Pledged Collateral relating to such Company or any part thereof; the Security Trustee (1) shall have no right to exercise such voting rights as are reserved in this §5.2(a) to such Company and (2) shall execute and deliver to such Company or cause to be executed and delivered to such Company all such proxies, powers of attorney, and other orders, and all such instruments, without recourse, as such Company may reasonably request in writing for the purpose of enabling such Company to exercise the voting rights which it is entitled to exercise under this §5.2(a).

(b) Payments on Default. So long as no Default or Event of Default shall have occurred and be continuing, each Company shall have the right to receive and retain all cash distributions and payments made in respect of the Pledged Collateral relating to such Company to the extent such payments (1) may be legally declared and paid under applicable law and (2) are not prohibited by the applicable provisions hereof and of the Senior Note Agreements, the Revolving Credit Agreement or the Senior Subordinated Note Agreement; provided, however, that any and all

(i) dividends and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral relating to such Company,

(ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral relating to such Company in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral relating to such Company;

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shall be forthwith delivered to the Security Trustee to hold as, and such amounts so delivered shall be, Pledged Collateral and shall, if received by the Security Trustee, be received in trust for the benefit of the Security Trustee, be segregated from the other property or funds of such Company and be forthwith delivered to the Security Trustee as Pledged Collateral in the same form as so received (with all appropriate powers, authorizations, orders and documents).

(c) Voting Rights after an Event of Default and Receipt of Distributions after a Default or an Event of Default. Upon the occurrence and during the continuance of an Event of Default, all rights of each Company to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to clause (a) above and, upon the occurrence and during the continuance of a Default or an Event of Default, all rights of each Company to receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to clause (b) above, in each such case, shall cease during the period and continuance of such Default or Event of Default, as the case may be, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights, as directed in writing by the Noteholders pursuant to §8.1 hereof, and to receive and hold as Pledged Collateral such distributions and dividends.

Section 5.3. Covenants of Each Company. Each Company hereby covenants and agrees as follows:

(a) Issuance of Additional Securities. Such Company will not vote to enable or otherwise cause any issuer of Pledged Collateral relating to such Company to issue any shares of stock or other Securities in addition to, or to issue other securities of any nature in exchange or substitution for, the Pledged Collateral (except to qualify directors) unless such stock or other securities may be issued under the relevant provisions hereof, are pledged to the Security Trustee for the ratable benefit of the holders of the Notes as part of the Pledged Collateral and such Company represents to the Security Trustee and the holders of the Notes that (i) such Company has good and marketable title to such stock or other Security, free and clear of any Lien other than the Lien hereof and (ii) such stock or other Security has been duly authorized, validly issued and is fully paid and non-assessable.

(b) Regulatory Consent. Such Company will use its best efforts to obtain consent of any regulatory authority, Federal, state or local, if any, having jurisdiction over any license, franchise or other authorization granted by any governmental unit or authority, which consent may be required in connection with the transfer of the Pledged Collateral relating to such Company, and will cooperate fully with the Security Trustee in effecting any such transfer, including, without limitation, the execution and delivery of all applications, certificates and other documents that may be required to obtain the consent and approval or authorization of or registration or qualification with, any governmental authority, and specifically, without limitation, any application for consent to assignment of license or transfer of control necessary or appropriate under the rules and regulations of any governmental authority for approval of (1) any sale or sales of property constituting Pledged Collateral relating to such Company by or on behalf of the Security Trustee or

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(2) any assumption by the Security Trustee of voting rights or management rights in the Pledged Collateral relating to such Company, effected in accordance with the terms of this Agreement.

(c) Additional Pledged Collateral. If any of the Pledged Collateral, including, without limitation, any shares, notes, obligations, Securities, instruments, property or (except to the extent otherwise provided in clauses (b) and (c) in the definition of Pledged Collateral) moneys, distributions or other payments of every kind and variety referred to in clauses (a) through (c) in the definition of Pledged Collateral are received by such Company, such Company agrees forthwith to transfer and deliver the same (with the certificates or other instruments or documents evidencing or documenting any such shares, notes, obligations, interests, instruments, or other Securities duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto), to the Security Trustee to be held in pledge pursuant to the terms of this Agreement, as part of the Pledged Collateral.

(d) Schedule of Pledged Collateral. Such Company will furnish to the Security Trustee from time to time statements and schedules further identifying and describing the Pledged Collateral relating to such Company and such other reports in connection with the Pledged Collateral relating to such Company as the Security Trustee may reasonably request, all in reasonable detail.

SECTION 6. APPLICATION OF CERTAIN MONEYS.

Section 6.1. Application if no Default or Event of Default Exists. So long as no Default or Event of Default shall have occurred and be continuing, subject to each Company’s contractual obligations to other parties (including, without limitation, the Revolving Credit Agreement), such Company shall be allowed to receive and apply the Collateral relating to such Company and to carry on its business in accordance with sound business practices.

Section 6.2. Application if a Default or an Event of Default Exists. If a Default or an Event of Default has occurred and is continuing, all amounts which constitute Collateral shall be paid over to the Security Trustee for application in the manner provided in §7 in respect of proceeds and avails of the Collateral.

SECTION 7. DEFAULTS AND REMEDIES.

Section 7.1. Events of Default. An “Event of Default” under the Senior Note Agreements, the Revolving Credit Agreement or the Senior Subordinated Note Agreement shall constitute an Event of Default hereunder.

Section 7.2. Security Trustee’s Rights. Each Company agrees that when any Event of Default has occurred and is continuing, the Security Trustee may, subject to the provisions of §8.1, without limitation of all other rights and remedies available herein, in the World Security Agreement, at law or in equity in such event, exercise any one or more or all, and in any order, of

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the remedies hereinafter set forth, against one or more or all of the Companies, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

(a) The Security Trustee personally, or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to enter into and upon the premises of any Company and take possession of all or any part of the Collateral and to exclude such Company wholly therefrom, and having and holding the same may use, operate, manage and control the Collateral and collect and receive all earnings, revenues, issues, proceeds and income of the Collateral and every part thereof and may maintain, repair and renew the Collateral and make replacements, alterations, additions and improvements thereto or remove and dispose of any portion of the Collateral and may otherwise exercise any and all of the rights and powers of such Company in respect thereof.

(b) The Security Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to any affected Company and each holder of the Notes once at least ten days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of the Collateral, or any part thereof, or interest therein, at public auction to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Security Trustee may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Security Trustee or the holder or holders of any Notes, or of any interest therein, may bid and become the purchaser at any such sale.

(c) The Security Trustee may proceed to protect and enforce this Agreement and the Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, or for the recovery of judgment for the Secured Indebtedness or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

Section 7.3. Waiver by Each Company. To the extent now or at any time hereafter enforceable under applicable law, each Company covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof, prior to any sale or sales thereof to be made

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pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of such Company acquiring any interest in or title to the Collateral relating to such Company or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Security Trustee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

Section 7.4. Effect of Sale. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of any affected Company in and to the property sold and shall be a perpetual bar, both at law and in equity, against such Company, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through such Company, its successors or assigns.

Section 7.5. Application of Sale and Other Proceeds. The Security Trustee shall give at least one day prior written notice to each holder of a Note then outstanding of each date (the “Application Date”) on which the proceeds and/or avails of any sale of the Collateral, or any part thereof, shall be applied, and on such Application Date, or as soon thereafter as may be practical, the proceeds and the avails of any remedy hereunder then available to the Security Trustee shall be irrevocably paid to and applied as follows:

First, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and of all proper expenses, liability and advances, including reasonable legal and administrative expenses and attorneys’ fees, incurred or made hereunder by the Security Trustee and of all taxes, assessments or Liens superior to the lien of these presents, except any taxes, assessments or other superior lien subject to which said sale may have been made;

Second, to the irrevocable payment of the whole amount then due upon the Senior Notes, whether by acceleration or otherwise, for principal, interest and premium, if any; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Senior Notes, then ratably according to the aggregate of such principal and the accrued and unpaid interest and premium, if any, with application on each Senior Note to be made, first, to unpaid interest thereon, second, to the unpaid principal thereof, and third, to unpaid premium (including, but not limited to, any Make-Whole Amount and any other amounts due and owing pursuant to Section 2.10 of the Revolving Credit Agreement), if any, thereon; such application to be made upon presentation of the several Senior Notes, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid;

Third, on a pro rata basis without any order of priority, to the irrevocable payment of (i) the amounts payable by World under the Revolving Credit Agreement in the form

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of fees pursuant to Sections 3.1 and 3.3 thereof as such sections were in effect on the Closing Date or as amended or revised after the Closing Date but not in excess of the aggregate amount of the fees payable pursuant to Sections 3.1 and 3.3 as in effect on the Closing Date, (ii) the amounts payable under the Revolving Credit Agreement for increased costs, taxes and indemnification as described in Section 10.3, Section 12.3 and paragraph (b) of Section 12.12, respectively, of the Revolving Credit Agreement, (iii) the amounts payable by World under the Senior Note Agreements pursuant to the final paragraph of Section 8.4 of the Senior Note Agreements and §8.13 (in each case, except to the extent covered by clause first above), and (iv) the first $2,500,000 of all other costs, claims, expenses and fees (including trustee’s fees and attorneys’ fees) which become payable by World pursuant to or arising out of the Senior Note Agreements, the Revolving Credit Agreement or this Agreement, in each case, with respect to the Senior Notes;

Fourth, to the irrevocable payment of the whole amount then due upon the Senior Subordinated Notes, whether by acceleration or otherwise, for principal, interest and premium, if any; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Senior Subordinated Notes, then ratably according to the aggregate of such principal and the accrued and unpaid interest and premium, if any, with application on each Senior Subordinated Note to be made, first, to unpaid interest thereon, second, to the unpaid principal thereof, and third, to unpaid premium, if any, thereon; such application to be made upon presentation of the several Senior Subordinated Notes, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid;

Fifth, to the irrevocable payment of any other Secured Indebtedness, including, without limitation, (i) all other expenses, fees and amounts owing to the holder of any Senior Note and not covered by the immediately preceding clauses first through fourth and (ii) all expenses, fees and other amounts owing to the holder of any Senior Subordinated Note; and

Sixth, to the irrevocable payment of the surplus, if any, to any affected Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

The proceeds and/or avails of the Collateral shall be applied as set forth above notwithstanding the time or order of advance of any funds secured by any such Collateral or any other priority provided by law or otherwise. By accepting the benefits of this Agreement, each of the holders of the Notes agrees that it will not initiate or prosecute, or encourage any other person to initiate or prosecute, any claim, action or other proceeding challenging the enforceability of the claims of the holders of the Notes or challenging the enforceability of any liens or security interests in assets securing the Notes and the other obligations and liabilities relating thereto, in each case, created or incurred in accordance with the terms of this Agreement and the World Security Agreement.

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Section 7.6. Discontinuance of Remedies. In case the Security Trustee shall have proceeded to enforce any right under this Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Companies, the Security Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder with respect to the property subject to the lien and security interest created under this Agreement.

Section 7.7. Cumulative Remedies. No delay or omission of the Security Trustee or of the holder of any Note to exercise any right or power arising from any default, shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Security Trustee or the holder of any Note of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom except as may be otherwise provided therein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Secured Indebtedness operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies hereunder, nor shall the Security Trustee or the holder of any Note be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

SECTION 8. THE SECURITY TRUSTEE.

The Security Trustee accepts the trusts hereunder and agrees to perform the same, but only upon the terms and conditions hereof, including the following, to all of which each Company and the respective holders of the Notes at any time outstanding by their acceptance thereof agree:

Section 8.1. Duties of Security Trustee. (a) The Security Trustee undertakes (i) except while an Event of Default actually known to the Security Trustee shall have occurred and be continuing, to perform such duties and only such duties as are specifically set forth in this Agreement, or in any direction given pursuant to this Agreement, and (ii) while an Event of Default actually known to the Security Trustee shall have occurred and be continuing, (A) to exercise such of the rights and powers as are vested in it by this Agreement and subject to §8.1(b), to use the same degree of care and skill in their exercise as an ordinary prudent man would exercise or use under the circumstances in the conduct of his own affairs and (B) to conduct any sale or disposition of the Collateral pursuant to §7.2 in a commercially reasonable manner.

The Security Trustee upon receipt of instruments or notices furnished to the Security Trustee pursuant to the provisions of this Agreement shall furnish copies of the same to the holders of the Notes.

(b) In the event that the Security Trustee shall have actual knowledge of an Event of Default, the Security Trustee shall give prompt written notice of such Event of Default to each holder of a Note. Subject to the terms of §8.2(h), in accordance with written instructions

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received from the holders of at least a majority of the Aggregate Principal Amount of the Outstanding Notes, the Security Trustee shall take such action or refrain from taking such action as the Security Trustee shall be directed in writing by such holders. If the Security Trustee shall not have received written instructions as above provided within twenty (20) days after mailing notice of such Event of Default to the holders, the Security Trustee may, subject to instructions received pursuant to the preceding sentence, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default, as it shall determine advisable in the best interests of the holders of the Notes.

(c) The Security Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Collateral, or, to otherwise take or refrain from taking any action under, or in connection with, this Agreement, except as expressly provided by the terms of this Agreement or expressly provided in written instructions received pursuant to this Agreement.

(d) Except if it is herein otherwise expressly provided that no such request is required, the Security Trustee shall not be under any obligation to take any action which is discretionary with the Security Trustee or otherwise requires judgment to be made by the Security Trustee under the provisions hereof, except on written request by the holders of the Notes or by the requisite portion thereof as expressly provided herein.

Section 8.2. Security Trustee’s Liability. No provision of this Agreement (except to the extent provided in §8.13 hereof) shall be construed to relieve the Security Trustee from liability for its own negligent action, negligent failure to act, or its own willful misconduct, except that:

(a) unless an Event of Default actually known to the Security Trustee shall have occurred and be continuing, the Security Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Security Trustee but the duties and obligations of the Security Trustee shall be determined solely by the express provisions of this Agreement; and

(b) in the absence of bad faith on the part of the Security Trustee, the Security Trustee may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, officer’s certificate, opinion of counsel (which counsel shall be independent of the Companies, any Affiliate thereof and the holders of the Notes), Note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Security Trustee to be genuine and to have been signed, affixed or presented by the proper party or parties; and

(c) in the absence of bad faith on the part of the Security Trustee, whenever the Security Trustee, or any of its agents, representatives, experts or counsel (which counsel shall be independent of the Companies, any Affiliate thereof and the holders of the Notes), shall consider it necessary or desirable that any matter be proved or

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established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an officer’s certificate; provided, however, that the Security Trustee, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable; and

(d) the Security Trustee may consult with counsel (which counsel shall be independent of the Companies, any Affiliate thereof and the holders of the Notes) and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel; and

(e) the Security Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction or request of the holders of Notes or the requisite portion thereof as expressly provided herein; and

(f) the Security Trustee shall not be liable for any error of judgment made in good faith by an officer of the Security Trustee unless it shall be proved that the Security Trustee was negligent in ascertaining the pertinent facts; and

(g) the Security Trustee shall not be deemed to have knowledge of any Default or Event of Default unless and until an officer of the Corporate Trust Department of the Security Trustee who customarily handles corporate trusts or such other Person employed by the Security Trustee who has primary responsibility for the transactions contemplated hereby shall have actual knowledge thereof or the Security Trustee shall have received written advice thereof from the holder of any Note; and

(h) whether or not an Event of Default shall have occurred, the Security Trustee shall not be under any obligation to take or refrain from taking any action under this Agreement which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it by the security afforded to it by the terms of this Agreement, unless and until it is requested in writing so to do by one or more holders of Notes outstanding hereunder and furnished, from time to time as it may require, with reasonable security and indemnity.

Section 8.3. No Responsibility of Security Trustee for Recitals. The recitals and statements contained herein and in the Notes shall be taken as the recitals and statements of the Companies, and the Security Trustee assumes no responsibility for the correctness of the same, nor shall the Security Trustee have any responsibility for or any liability with respect to any disclosure, warranty, representation or concealment or failure to disclose in connection with the offering, solicitation, sale or distribution of the Notes by the Companies or by any other Person.

The Security Trustee makes no representation as to the validity or sufficiency of this Agreement, or of the Notes secured hereby, the security hereby or thereby afforded, the title of the Companies to or the existence of the Collateral or the descriptions thereof, or the filing or recording or registering of this Agreement or any other document.

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The Security Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions of this Agreement or of any property or Securities or the proceeds thereof which shall be released from the lien and security interest hereof in accordance with the provisions of this Agreement.

Section 8.4. Certain Limitations on Security Trustee’s Rights to Compensation and Indemnification. Except to the extent otherwise expressly provided herein the Security Trustee shall have no right against the holder of any Note for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liabilities which it may incur in the exercise and performance of such powers and duties but on the contrary, shall look solely to the Companies for such payment and indemnification which each Company hereby agrees to make, and the Security Trustee shall have no lien on or security interest in the Collateral as security for such compensation, expenses, disbursements and indemnification except to the extent provided for in §7.5.

Section 8.5. Status of Moneys Received. (a) All moneys received by the Security Trustee shall, together with any interest thereon, until used or applied as herein provided, be held in trust for the purposes for which they were received, but (except as herein otherwise provided with respect to the funds referred to in paragraph (b) of this Section) need not be segregated in any manner from any other moneys, except to the extent required by law, and may be deposited by the Security Trustee under such general conditions as may be prescribed by law in the Security Trustee’s general banking department, and the Security Trustee shall be under no liability for interest (other than any interest accrued pursuant to clause (b) of this §8.5) on any moneys received by it hereunder.

(b) The Security Trustee shall invest and reinvest any funds from time to time held by the Security Trustee in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment.

Section 8.6. Resignation of Security Trustee. The Security Trustee may resign without cause and be discharged from the trusts created hereby by delivering notice thereof, by registered or certified mail postage prepaid to each Company and all holders of the Notes at the time outstanding. Such resignation shall take effect immediately upon the appointment of a successor Security Trustee as provided in §§8.8 and 8.9.

Section 8.7. Removal of Security Trustee. The Security Trustee may be removed at any time, for or without cause, by an instrument or instruments in writing executed by the holders of a majority of the Aggregate Principal Amount of the Outstanding Notes and delivered to the Security Trustee with a copy to each Company, specifying the removal and the date when it shall take effect; provided, however, that no such removal shall be effective hereunder unless and until a successor security trustee shall have been appointed and shall have accepted such appointment as provided in §§8.8 and 8.9.

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Section 8.8. Appointment of Successor Security Trustee. In case at any time the Security Trustee shall resign or be removed or become incapable of acting, a successor Security Trustee may be appointed by the holders of a majority of the Aggregate Principal Amount of the Outstanding Notes, by an instrument or instruments in writing executed by such Noteholders and filed with such successor Security Trustee and each Company.

Until a successor Security Trustee shall be so appointed by the Noteholders, the Companies shall appoint a successor Security Trustee to fill such vacancy, by an instrument in writing executed by the Companies and delivered to the successor Security Trustee. If all or substantially all of the Collateral shall be in the possession of one or more receivers, trustees, liquidators or assignees for the benefit of creditors, then such receivers, trustees, custodians, liquidators or assignees may, by an instrument in writing delivered to the successor Security Trustee, appoint a successor Security Trustee. Promptly after any such appointment, the Companies, or any such receivers, trustees, custodians, liquidators or assignees, as the case may be, shall give notice thereof by first class mail postage prepaid to each holder of the Notes at the time outstanding.

Any successor Security Trustee so appointed by the Companies, or such receivers, trustees, custodians, liquidators or assignees, shall immediately and without further act be superseded by a successor Security Trustee appointed by the holders of a majority in Aggregate Principal Amount of the Outstanding Notes.

If a successor Security Trustee shall not be appointed pursuant to this Section within thirty days after notice of the resignation or removal of the retiring Security Trustee, the holder of any Note or such retiring Security Trustee (unless the retiring Security Trustee is being removed) may apply to any court of competent jurisdiction to appoint a successor Security Trustee, and such court may thereupon, after such notice, if any, as it may consider proper, appoint a successor Security Trustee.

Section 8.9. Succession of Successor Security Trustee. Any successor Security Trustee appointed hereunder shall execute, acknowledge and deliver to each Company and the predecessor Security Trustee an instrument accepting such appointment, and thereupon such successor Security Trustee, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, trusts, duties and obligations of the predecessor Security Trustee in the trust hereunder, with like effect as if originally named as Security Trustee herein.

Upon the request of any such successor Security Trustee, however, each Company and the predecessor Security Trustee shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Security Trustee its interest in the Collateral and all such rights, powers, trusts, duties and obligations of the predecessor Security Trustee hereunder, and the predecessor Security Trustee shall also assign and deliver to the successor Security Trustee any property subject to the lien and security interest of this Agreement which may then be in its possession.

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Section 8.10. Eligibility of Security Trustee. The Security Trustee shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any state thereof, having a capital, surplus and undivided profits aggregating at least $500,000,000 and whose certificates of deposit are accorded a rating of A or better by S&P and Moody’s or, if S&P and Moody’s are no longer rating such banks, then by any other nationally recognized credit rating agency of similar standing or a guaranty of its obligations hereunder from such a bank or trust company or holding company in good standing, organized under the laws of the United States of America or of any State thereof, having a capital, surplus and undivided profits aggregating at least $500,000,000 and whose certificates of deposit are accorded a rating of A or better by S&P and Moody’s or, if S&P and Moody’s are no longer rating such banks, then by any other nationally recognized credit rating agency of similar standing, if there be such a bank or trust company willing and able to accept such trust upon reasonable and customary terms.

In case the Security Trustee shall cease to be eligible in accordance with the provisions of this Section, the Security Trustee shall resign immediately in the manner and with the effect specified in §8.6.

Section 8.11. Successor Security Trustee by Merger. Any corporation into which the Security Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Security Trustee shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Security Trustee as a whole or substantially as a whole, if eligible as provided in §8.10, shall be the successor of the Security Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

Section 8.12. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Companies and the Security Trustee jointly shall have power and shall execute and deliver all instruments, to appoint one or more persons approved by the Security Trustee, to act as co-trustee, or co-trustees, jointly with the Security Trustee, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such person or persons in such capacity, such interest in the Collateral or any part thereof, and such rights, powers, duties, trusts or obligations as the Companies and the Security Trustee may consider necessary or desirable. If the Companies shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Security Trustee alone shall have power to make such appointment if the Security Trustee reasonably believes such appointment is necessary or desirable to carry out the transactions contemplated hereby.

Section 8.13. Compensation and Reimbursement. Each Company agrees:

(a) to pay to the Security Trustee all of its out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the

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transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of its special counsel;

(b) to pay to the Security Trustee from time to time reasonable compensation for all services rendered by it hereunder;

(c) except as otherwise expressly provided herein, to reimburse the Security Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Security Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

(d) to indemnify the Security Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Agreement, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the Collateral.

SECTION 9. SUPPLEMENTS; WAIVERS.

Section 9.1. Supplemental Security Agreements Without Noteholder Consent. The Companies and the Security Trustee from time to time and at any time, subject to the restrictions in this Agreement contained, may enter into an agreement or agreements supplemental hereto, which thereafter shall form a part hereof, for any one or more or all of the following purposes:

(a) to add to the covenants and agreements to be observed by, and to surrender any right or power reserved to or conferred upon the Companies;

(b) to subject to the lien and security interest of this Agreement additional property hereafter acquired by any Company and intended to be subjected to the lien and security interest of this Agreement and to correct and amplify the description of any property subject to the lien and security interest of this Agreement;

(c) to permit the qualification of this Agreement under the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter in effect, except that nothing herein contained shall permit or authorize the inclusion of the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939 or any corresponding provision in any similar Federal statute hereafter in effect; and

(d) to enter into a Security Agreement Supplement in the form attached hereto as Exhibit A;

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

and each Company covenants to perform all requirements of any such supplemental agreement. No restriction or obligation imposed upon any Company may, except as otherwise provided in this Agreement, be waived or modified by any such supplemental agreement.

Section 9.2. Waivers and Consents by Noteholders; Supplemental Security Agreements with Noteholders’ Consent. (a) Upon the waiver or consent of (x) the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Senior Secured Notes, (y) the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Revolving Credit Notes, and, if any of the waivers or supplemental agreements described below relate to Collateral involving assets of World and its Restricted Subsidiaries which constitute a “substantial part” (as defined below), (z) the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Senior Subordinated Notes, the Companies and the Security Trustee may enter into an agreement or agreements supplemental hereto for the purpose of waiving, adding, changing or eliminating any provisions of this Agreement or of any agreement supplemental hereto or modifying in any manner the rights and obligations of the holders of the Notes and the Companies; provided, however, that no such waiver or supplemental agreement shall (A) impair or affect the right of any holder to receive payments or prepayments of the principal of and payments of the interest and premium, if any, on its Note, as therein and herein provided, without the consent of such holder, (B) permit the creation of any lien and security interest with respect to any of the Collateral, without the consent of the holders of all the Senior Notes at the time outstanding and, if such waiver or supplemental agreement relates to Collateral which constitutes a “substantial part” of the assets of World and its Restricted Subsidiaries, without the consent of all of the holders of the Senior Subordinated Notes at the time outstanding, (C) except as otherwise provided in §10.4, effect the deprivation of the holder of any Note of the benefit of the lien and security interest of this Agreement upon all or any part of the Collateral without the consent of the holders of all of the Senior Notes at the time outstanding and, if such waiver or supplemental agreement relates to Collateral which constitutes a “substantial part” of the assets of World and its Restricted Subsidiaries, without the consent of all of the holders of the Senior Subordinated Notes at the time outstanding, (D) reduce the aforesaid percentages of the aggregate principal amount of Notes, the holders of which are required to consent to any such waiver or supplemental indenture pursuant to this Section, without the consent of the holders of all of the Notes at the time outstanding (including, without limitation, any change to the definition of “Aggregate Principal Amount of the Outstanding Notes”), (E) modify the rights, duties or immunities of the Security Trustee without the consent of the Security Trustee and the holders of all of the Senior Notes at the time outstanding and, if such waiver or supplemental agreement relates to Collateral which constitutes a “substantial part” of the assets of World and its Restricted Subsidiaries, without the consent of all of the holders of the Senior Subordinated Notes at the time outstanding, or (F) except as otherwise provided in §10.4 hereof, consent to the release or termination of any Subsidiary Guaranty Agreement without the consent of the holders of all of the Senior Notes at the time outstanding and, if such waiver or supplemental agreement relates to Collateral which constitutes a “substantial part” of the assets of World and its Restricted Subsidiaries, without the consent of all of the holders of the Senior Subordinated Notes at the time outstanding.

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

(b) For purposes of this §9.2, assets subject to any waiver or supplemental agreement shall be deemed to be a “substantial part” of the assets of World and its Restricted Subsidiaries if (i) such assets, together with all other assets (A) sold, leased or otherwise disposed of by World and its Restricted Subsidiaries or (B) subject to any waiver or supplemental agreement pursuant to this §9.2 or Section 9.2 of the World Security Agreement without the consent of the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Senior Subordinated Notes or, if such waiver or supplemental agreement is described in clauses (B), (C), (E) or (F) of §9.2(a) or Section 9.2(a) of the World Security Agreement, without the consent of all of the holders of the Senior Subordinated Notes, in each case, during the period of 12 months ending with the date of such waiver or supplemental agreement, contributed more than 15% of EBIT of World and its Restricted Subsidiaries determined as of the end of the fiscal year immediately preceding such waiver or supplemental agreement, (ii) the book value of such assets, when added to the book value of all other assets of World and its Restricted Subsidiaries (A) sold or otherwise disposed of by World and its Restricted Subsidiaries or (B) subject to any waiver or supplemental agreement pursuant to this §9.2 or Section 9.2 of the World Security Agreement without the consent of the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Senior Subordinated Notes or, if such waiver or supplemental agreement is described in clauses (B), (C), (E) or (F) of §9.2(a) or Section 9.2(a) of the World Security Agreement, without the consent of all of the holders of the Senior Subordinated Notes, in each case, during the period of 12 months ending with the date of such waiver or supplemental agreement, exceeds 10% of the book value of all Receivables of World and its Restricted Subsidiaries determined on a consolidated basis as of the end of the fiscal year immediately preceding such waiver or supplemental agreement, or (iii) the book value of such assets, when added to the book value of all other assets of World and its Restricted Subsidiaries (A) sold or otherwise disposed of by World and its Restricted Subsidiaries or (B) subject to any waiver or supplemental agreement pursuant to this §9.2 or Section 9.2 of the World Security Agreement without the consent of the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Senior Subordinated Notes or, if such waiver or supplemental agreement is described in clauses (B), (C), (E) or (F) of §9.2(a) or Section 9.2(a) of the World Security Agreement, without the consent of all of the holders of the Senior Subordinated Notes, in each case, during the entire period commencing on April 1, 1997 and ending with the date of such waiver or supplemental agreement, exceeds 25% of the book value of all Receivables of World and its Restricted Subsidiaries determined on a consolidated basis as of the end of the fiscal year immediately preceding such waiver or supplemental agreement.

Section 9.3. Notice of Supplements. Promptly after the execution by the Companies and the Security Trustee of any supplemental agreement pursuant to the provisions of §9.1 or §9.2, the Companies shall deliver a conformed copy thereof, mailed first-class postage prepaid, to each holder of the Notes at its address set forth in the Note Register. Any failure of the Companies to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

Section 9.4. Opinion of Counsel Conclusive as to Supplements. The Security Trustee is hereby authorized to join with the Companies in the execution of any such supplemental

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

indenture or agreement authorized or permitted by the terms of this Agreement and to make the further agreements and stipulations which may be therein contained, and the Security Trustee may receive an opinion of independent counsel selected by the Security Trustee as conclusive evidence that any supplemental agreement executed pursuant to the provisions of this §9 complies with the requirements of this §9.

SECTION 10. MISCELLANEOUS.

Section 10.1. Successors and Assigns. Whenever any of the parties hereto is referred to such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Agreement contained by or on behalf of each Company or by or on behalf of the Security Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

Section 10.2. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.3. Communications. All communications provided for herein shall be in writing. Communications to the Companies or the Security Trustee shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when addressed and delivered in person, or five days after being deposited in the U.S. mail, postage prepaid, by registered or certified mail or by overnight express mail, as follows:

If to the Companies:
c/o World Acceptance Corporation
108 Frederick Street
Greenville, South Carolina 29607-2532
Attention: Chief Financial Officer

If to the Security Trustee:
Harris Trust and Savings Bank
311 West Monroe, 12th Floor
Chicago, Illinois 60606
	Attention:	Robert Foltz
Indenture Trust Division

or to such Company or the Security Trustee at such other address as such Company or the Security Trustee may designate by notice duly given in accordance with this Section to the other. Communications to the holder of a Note shall be deemed to have been given (unless otherwise provided for by the specific provisions hereof in respect of any matter) when delivered personally

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

or five days after being deposited in the U.S. mail, postage prepaid by registered or certified mail or by overnight express mail, addressed to such holder at its address set forth in the Note Register in the case of any holder of the Senior Secured Notes or the Senior Subordinated Notes and at its address set forth in the Revolving Credit Agreement in the case of any holder of the Revolving Credit Notes.

Section 10.4. Release. The Security Trustee shall release fully or partially, as the case may be, the Lien granted by this Agreement under and only under the following circumstances:

(a) Upon the presentation of satisfactory evidence that all Secured Indebtedness has been irrevocably fully paid or discharged and all obligations of the holders of Notes to extend Secured Indebtedness to World have terminated or otherwise expired, the Security Trustee shall release the Lien and security interest of this Agreement by proper instrument or instruments;

(b) So long as no Default or Event of Default then exists, upon the sale or other disposition of any assets of World and its Restricted Subsidiaries which the Chief Financial Officer of World certifies to the Security Trustee and the Noteholders in writing does not constitute a “substantial part” of the assets of World and its Restricted Subsidiaries (as defined in Section 5.13 of the Senior Note Agreements, Section 5.13 of the Senior Subordinated Note Agreement and Section 8.13 of the Revolving Credit Agreement), the Security Trustee shall, upon the written direction of World and without the consent of the Noteholders, release the Lien of this Agreement on such assets by proper instrument or instruments (unless the Security Trustee has been notified in writing by a Noteholder prior to such release that such Noteholder in good faith believes that the conditions set forth above have not been satisfied, in which case no such release shall be issued). If any such sale or other disposition of assets constituting less than a “substantial part” of the assets of World and its Restricted Subsidiaries pursuant to this §10.4(b) results in the sale or other disposition of the capital stock or other equity interest in a Restricted Subsidiary, the Subsidiary Guaranty Agreements with respect to, and only with respect to, such Restricted Subsidiary shall automatically be released and the Security Trustee and the Noteholders agree to execute and deliver such further instruments and do such further acts as World may deem necessary or proper to carry out more effectively the foregoing;

(c) Upon the sale or other disposition by World of a “substantial part” of the assets of World and its Restricted Subsidiaries (as defined in Section 5.13 of the Senior Note Agreements, Section 5.13 of the Senior Subordinated Note Agreement and Section 8.13 of the Revolving Credit Agreement) after the occurrence and during the continuance of a Material Event of Default, the Security Trustee shall, upon the written direction of World and the written consent of (x) the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Senior Secured Notes, and (y) the holders of more than 50% of the Aggregate Principal Amount of Outstanding Notes, computed solely by reference to the Revolving Credit Notes, and without the further consent of the holders of the Senior Subordinated Notes, release the Lien of this Agreement on such assets by proper instrument or instruments,

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

provided, that, (i) such sale or other disposition is not to an Affiliate, (ii) the sale price for such assets is determined by World in good faith to be reasonable, as evidenced by a resolution of the board of directors of World, (iii) the proceeds of any such sale or other disposition are applied to the satisfaction of Secured Indebtedness and, if such application results in the prepayment of any obligations under the Revolving Credit Agreement, such application permanently reduces the amount of the commitment under the Revolving Credit Agreement, (iv) each Noteholder shall have received written notice of such sale or other disposition at least ten days prior to the date of such sale or other disposition and (v) the Security Trustee and the Noteholders receive a certificate of the Chief Financial Officer of World certifying to each of the foregoing. If any such sale or other disposition of assets of World and its Restricted Subsidiaries pursuant to this §10.4(c) results in the sale or other disposition of the capital stock or other equity interest in a Restricted Subsidiary, the Subsidiary Guaranty Agreements with respect to, and only with respect to, such Restricted Subsidiary shall automatically be released and the Security Trustee and the Noteholders agree to execute and deliver such further instruments and do such further acts as World may deem necessary or proper to carry out more effectively the foregoing;

(d) Upon the sale or other disposition of the Collateral or any part thereof pursuant to and in accordance with §7.2 and conducted in a commercially reasonable manner, the Security Trustee shall release the Lien of this Agreement on the Collateral or such part, as the case may be, by proper instrument or instruments; and

(e) With the prior written consent of each Noteholder, the Security Trustee shall release the Lien of this Agreement by proper instrument or instruments.

Section 10.5. Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Agreement.

Section 10.6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of South Carolina.

Section 10.7. Headings. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

Section 10.8. Prior Liens. Upon the execution and delivery of this Agreement by the Companies and the Security Trustee, this Agreement shall supersede all provisions of the Original Subsidiary Security Agreements and Additional Subsidiary Security Agreements as of the date of such execution and delivery. The Companies hereby agree that, notwithstanding the execution and delivery of this Agreement, the liens and security interests created and provided for under the Original Subsidiary Security Agreements and Additional Subsidiary Security Agreements continue in effect under and pursuant to the terms of this Agreement for the benefit of all of the Secured Indebtedness. Nothing herein shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Original Subsidiary

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

Security Agreements and Additional Subsidiary Security Agreements as to the indebtedness and obligations which would otherwise be secured thereby prior to giving effect to this Agreement.

Section 10.9. Rights of Holders of Senior Subordinated Notes. The rights and remedies under this Agreement of the holders of the Senior Subordinated Notes are junior and subordinate to the rights and remedies of the holders of the Senior Notes pursuant to the terms of the Senior Subordinated Note Agreement, reference to Section 9 of which is hereby made for a statement of the terms and conditions thereof.

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

IN WITNESS WHEREOF, each Company has caused this Agreement to be executed, and the Security Trustee in evidence of its acceptance of the trusts hereby created, has caused this Agreement to be executed on its behalf.

WORLD ACCEPTANCE CORPORATION OF
ALABAMA

By	/s/ A. ALEXANDER MCLEAN III
Its	Executive Vice President

WORLD ACCEPTANCE CORPORATION OF
MISSOURI

By	/s/ A. ALEXANDER MCLEAN III
Its	Executive Vice President

WORLD FINANCE CORPORATION OF GEORGIA

By	/s/ A. ALEXANDER MCLEAN III
Its	Executive Vice President

WORLD FINANCE CORPORATION OF LOUISIANA

By	/s/ A. ALEXANDER MCLEAN III
Its	Executive Vice President

WORLD ACCEPTANCE CORPORATION OF
OKLAHOMA, INC.

By	/s/ A. ALEXANDER MCLEAN III
Its	Executive Vice President

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

WORLD FINANCE CORPORATION OF SOUTH
CAROLINA

By		/s/ A. ALEXANDER MCLEAN III
Its		Executive Vice President

WORLD FINANCE CORPORATION OF
TENNESSEE

By		/s/ A. ALEXANDER MCLEAN III
Its		Executive Vice President

WFC LIMITED PARTNERSHIP

	By	WFC of South Carolina, Inc.,
as sole general partner

By		/s/ A. ALEXANDER MCLEAN III
Its		Executive Vice President

WFC OF SOUTH CAROLINA, INC.

By		/s/ A. ALEXANDER MCLEAN III
Its		Executive Vice President

WORLD FINANCE CORPORATION OF ILLINOIS

By		/s/ A. ALEXANDER MCLEAN III
Its		Executive Vice President

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

WORLD FINANCE CORPORATION OF NEW
MEXICO

By	/s/ A. ALEXANDER MCLEAN III
Its	Executive Vice President

WORLD FINANCE CORPORATION OF TEXAS

By	/s/ TOMMY E. MARR
Its	President

HARRIS TRUST AND SAVINGS BANK, as
Security Trustee

By	/s/ ROBERT D. FOLTZ
Its	Vice President

Amended and Restated Security Agreement,

Pledge and Indenture of Trust (Subsidiaries)

NOTEHOLDERS CONSENT

The undersigned Noteholders hereby consent to the execution and delivery of this Agreement by the Companies and the Security Trustee.

HARRIS TRUST AND SAVINGS BANK, as a
Noteholder

By	/s/ JEROME P. CROKIN
Its	Vice President

THE FIRST NATIONAL BANK OF CHICAGO, as a
Noteholder

By	/s/ CRAIG GOLDSMITH
Its	Assistant Vice President

LASALLE NATIONAL BANK, as a Noteholder

By	/s/ BEN SCHREINER
Its	Loan Officer

PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY, as a Noteholder

By	/s/ JAMES C. FIFIELD
Its	Counsel

By	/s/ KENT T. KELSEY
Its	Counsel

JEFFERSON-PILOT LIFE INSURANCE COMPANY,
as a Noteholder

By	/s/ H. LUSBY BROWN
Its	Second Vice President

PLEDGED SECURITIES

ISSUER	DESCRIPTION OF PLEDGED SECURITIES

SCHEDULE I

(to Amended and Restated Security Agreement,

Pledge and Indenture of Trust)

PARTNERSHIP INTERESTS

SCHEDULE II

(to Amended and Restated Security Agreement,

Pledge and Indenture of Trust)

LOCATION OF OFFICES

WORLD ACCEPTANCE CORPORATION OF ALABAMA:

WORLD ACCEPTANCE CORPORATION OF MISSOURI:

WORLD FINANCE CORPORATION OF GEORGIA:

WORLD FINANCE CORPORATION OF LOUISIANA:

WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC.:

WORLD FINANCE CORPORATION OF SOUTH CAROLINA:

WORLD FINANCE CORPORATION OF TENNESSEE:

WORLD FINANCE CORPORATION OF TEXAS:

WFC LIMITED PARTNERSHIP:

WFC OF SOUTH CAROLINA, INC.:

WORLD FINANCE CORPORATION OF ILLINOIS:

WORLD FINANCE CORPORATION OF NEW MEXICO:

SCHEDULE III

(to Amended and Restated Security Agreement,

Pledge and Indenture of Trust)

LIST OF NAMES UNDER WHICH EACH COMPANY DOES BUSINESS

SCHEDULE IV

(to Amended and Restated Security Agreement,

Pledge and Indenture of Trust)

SECURITY AGREEMENT SUPPLEMENT

SECURITY AGREEMENT SUPPLEMENT             , dated             , 19__, between             (the “Company”), and Harris Trust and Savings Bank, as security trustee (the “Security Trustee”) under the Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 among World Acceptance Corporation of Alabama, an Alabama corporation, World Acceptance Corporation of Missouri, a Missouri corporation, World Finance Corporation of Georgia, a Georgia corporation, World Finance Corporation of Louisiana, a Louisiana corporation, World Acceptance Corporation of Oklahoma, Inc., an Oklahoma corporation, World Finance Corporation of South Carolina, a South Carolina corporation, World Finance Corporation of Tennessee, a Tennessee corporation, World Finance Corporation of Texas, a Texas corporation, WFC Limited Partnership, a Texas limited partnership, WFC of South Carolina, Inc., a South Carolina corporation, World Finance Corporation of Illinois, an Illinois corporation, World Finance Corporation of New Mexico, a New Mexico corporation, each other Restricted Subsidiary which has previously executed a Security Agreement Supplement and the Security Trustee (the “Security Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings forth in the Security Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 3.9 of the World Security Agreement, the Security Agreement provides for the execution and delivery from time to time of Security Agreement Supplements substantially in the form hereof each of which shall particularly describe the Collateral subject to the security interest of the Security Agreement;

NOW, THEREFORE, TO SECURE (i) the equal and pro rata payment of both the principal of and interest and premium, if any, on all Senior Notes at any time outstanding according to their tenor and effect, (ii) on a senior subordinated basis as set forth in the Security Agreement and in the Senior Subordinated Note Agreement, the equal and pro rata payment of both the principal of and interest and premium, if any, on all Senior Subordinated Notes at any time outstanding, according to their tenor and effect, and (iii) the payment of all other Secured Indebtedness and the performance and observance of all the covenants and conditions contained in the Notes, the Security Agreement, the World Security Agreement, the Senior Note Agreements, the Revolving Credit Agreement, the Senior Subordinated Note Agreement, and the Subsidiary Guaranty Agreements, in each case, subject to the terms thereof and of Section 7.5 of the Security Agreement, the Company does hereby mortgage, grant, convey, warrant, assign, pledge and hypothecate unto the Security Trustee, its successors in trust and assigns, forever, and grants to the Security Trustee, its successors in trust and assigns, forever, a continuing security interest in, all and singular the following described properties, rights, interests and privileges, together with the proceeds thereof, now or hereafter owned by the Company:

(a) All building materials, building equipment, machinery, apparatus, furniture and equipment and other personal property (other than motor vehicles and accessions to motor vehicles) of every kind and nature whatsoever located, including without limitation: all air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus; all communications equipment and intercom systems and apparatus; all typewriters, computers and other office machines and equipment, furniture, furnishings; all sprinkler equipment and apparatus, all elevators and escalators; and all machinery, equipment, engines, boilers, tools, furniture, carpeting, tables and chairs, together with all accessories, parts and appurtenances appertaining or attached thereto, whether now owned or hereafter acquired, and all substitutions, renewals, or replacements of and additions, improvements, accessions and accumulations to any and all thereof, together with all the rents, income, revenues, issues, proceeds, profits and avails arising therefrom or in connection therewith and excluding, in all cases, any of the foregoing items of property which are deemed fixtures;

(b) Receivables, whether now existing or hereafter arising, and however evidenced or acquired, or in which the Company now has or hereafter acquires any rights and all rights of the Company to any Underlying Collateral granted by an Account Debtor in connection with any Receivable owing by it to the Company;

(c) The Pledged Collateral, if any, including the Pledged Shares, if any, described on Schedule I hereto;

(d) General intangibles of the Company, including, without limitation, tax refunds, rights with respect to trademarks, service marks, trade names, patents, copyrights, trade-secrets information and rights to prevent others from doing acts that constitute unfair competition with or misappropriation of property of the Company including, without limitation, any sums (net of expenses) that the Company may receive arising out of any claim for infringement of its rights in any patent, copyright, trademark, trade name, trade secret or other proprietary right and all rights of the Company under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others, including, without limitation, any licenses (to the extent permitted by law);

(e) All Investment Property, whether now owned or existing or hereafter created, acquired or arising, or in which the Company now has or hereafter acquires any rights (the term “Investment Property” means and includes all investment property and any other securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts, including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights privileges incident to such property, but excludes the Pledged Collateral);

(f) Supporting evidence and documents relating to any of the above-described property, including without limitation, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, data processing records, computer software and licenses to use the same, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

(g) (i) All right, title and interest of the Company, whether now owned or hereafter acquired, in all partnerships or limited liability companies, including, without limitation, those set forth on Schedule II hereto (collectively, the “Partnerships”), (ii) any and all payments or distributions of whatever kind or character and whether in cash or other property, at any time made, owing or payable to the Company in respect of or on account of its present or hereafter acquired interest in the Partnerships, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution, repayment of capital contributions or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and all proceeds thereof, in every case whether now arising or hereafter acquired or arising, and (iii) all proceeds of any of the foregoing;

(h) All property and rights, if any, which are by the express provisions of this Agreement required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by writing of any kind, be subjected to the lien hereof by the Company or by anyone acting at the direction or as an agent of the Company; and

(i) All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising.

TO HAVE AND TO HOLD the Collateral, WITH POWER OF SALE and right of entry and possession, unto the Security Trustee, its successors and assigns, forever; IN TRUST NEVERTHELESS, upon the terms and trust set forth in the Security Agreement, for the equal and proportionate benefit, security and protection of all present and future holders of the Senior Notes outstanding thereunder from and after the issuance of the Senior Notes, without preference, priority or distinction of any Senior Note over any other Senior Note by reason of series, priority of time of issue, sale, negotiation, time of any extension of credit evidenced thereby, date of maturity thereof or otherwise for any cause whatsoever and, on a senior subordinated basis as set forth in the Security Agreement and in the Senior Subordinated Note Agreement, for the equal and proportionate benefit, security and protection of all present and future holders of the Senior Subordinated Notes outstanding thereunder from and after the issuance of the Senior Subordinated Notes, without preference, priority or distinction of any Senior Subordinated Note over any other Senior Subordinated Note by reason of series, priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any cause whatsoever.

The Company hereby binds itself, its successors and assigns, to warrant and forever defend to the Security Trustee and its successors and assigns the security interest hereby created and granted.

The Company hereby agrees that it is a “Company” for all purposes of the Security Agreement and hereby (A) agrees to be bound by all of the terms of and perform all of the covenants contained in the Security Agreement and (B) makes all of the representations and warranties contained in the Security Agreement.

The Company hereby represents that the Collateral (other than the Underlying Collateral and the Pledged Collateral) relating to the Company and the books and records relating thereto are in the Company’s possession at the offices and facilities owned or leased by the Company or World set forth on Schedule III hereto.

This Supplement shall be construed as supplemental to the Security Agreement and shall form a part of it and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

This Supplement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

This Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of South Carolina, including all matters of construction, validity and performance.

IN WITNESS WHEREOF, the Company and the Security Trustee have caused this Supplement to be executed, as of the day and year first above written.

By

Its

COMPANY

HARRIS TRUST AND SAVINGS BANK, as

Security Trustee

By
Its

SECURITY TRUSTEE

DESCRIPTION OF PLEDGED COLLATERAL

SCHEDULE I

(to Security Agreement Supplement)

PARTNERSHIP INTERESTS

SCHEDULE II

(to Security Agreement Supplement)

LOCATIONS OF OFFICES AND FACILITIES

SCHEDULE III

(to Security Agreement Supplement)

FIRST AMENDMENT TO AMENDED AND RESTATED

SECURITY AGREEMENT, PLEDGE AND INDENTURE OF TRUST

Reference is hereby made to that certain Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 (as amended and supplemented, the “Subsidiary Security Agreement”), from World Acceptance Corporation of Alabama, World Acceptance Corporation of Missouri, World Finance Corporation of Georgia, World Finance Corporation of Louisiana, World Acceptance Corporation of Oklahoma, Inc., World Finance Corporation of South Carolina, World Finance Corporation of Tennessee, World Finance Corporation of Texas, WFC Limited Partnership, WFC of South Carolina, Inc., World Finance Corporation of Illinois, World Finance Corporation of New Mexico, World Finance Corporation of Kentucky, and WFC Services, Inc., (each individually a “Company” and collectively the “Companies”) to Harris Trust and Savings Bank, as Security Trustee. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subsidiary Security Agreement.

The Companies and the Security Trustee, acting at the direction of the Noteholders, have agreed to amend the definition of “Receivables” as set forth in the Subsidiary Security Agreement to reflect changes in Article 9 of the Uniform Commercial Code, and this instrument shall constitute an agreement between the Companies and the Security Trustee amending the Subsidiary Security Agreement in the respects, but only in the respects, hereinafter set forth:

1. The definition of “Receivables” appearing in Section 1.1 of the Restricted Subsidiary Security Agreement shall be amended and restated in its entirety to read as follows:

“Receivables” shall mean all accounts receivable, receivables, contract rights, controls, instruments, notes, drafts, bills, acceptances, documents, chattel paper, general intangibles and all other forms of obligations owing to a Person, including, without limitation, all Accounts, Instruments (including Promissory Notes), Documents, Chattel Paper (including tangible and electronic Chattel Paper), Letter-of-Credit Rights, Supporting Obligations, General Intangibles (including Payments Intangibles), as defined in the Uniform Commercial Code as in effect in the State of South Carolina.

2. As collateral security for the indebtedness, obligations, and liabilities of the Companies set forth in Section 2 of the Subsidiary Security Agreement, the Companies hereby grant and reaffirm to the Security Trustee a continuing lien on and security interest in, and acknowledges and agrees that the Security Trustee has and shall continue to have a continuing lien on and security interest in, all of the Collateral described therein, including all Receivables as defined above whether now existing or hereafter arising or acquired. Neither the Company nor the Security Trustee intends by this Amendment to in any way impair or otherwise affect the lien of the Company Security Agreement on such of the Collateral which was subject to the Company Security Agreement prior to giving effect to this Amendment. Neither the Companies nor the

Security Trustee intends by this Amendment to in any way impair or otherwise affect the lien of the Subsidiary Security Agreement on such of the Collateral which was subject to the Subsidiary Security Agreement prior to giving effect to this Amendment.

3. The Companies hereby repeat and reaffirm all of its covenants, agreements, representations and warranties contained in the Subsidiary Security Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Subsidiary Security Agreement after giving effect to this Amendment. The Companies hereby certify that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Subsidiary Security Agreement after giving effect to this Amendment.

4. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Subsidiary Security Agreement, any reference in any of such to the Subsidiary Security Agreement to be deemed to reference to the Subsidiary Security Agreement as modified hereby.

5. Except as specifically modified hereby, all the terms and conditions of the Subsidiary Security Agreement shall stand and remain unchanged and in full force and effect.

[Signature Page to Follow]

PLEDGORS:

WORLD ACCEPTANCE CORPORATION OF ALABAMA
WORLD ACCEPTANCE CORPORATION OF MISSOURI
WORLD FINANCE CORPORATION OF GEORGIA
WORLD FINANCE CORPORATION OF LOUISIANA
WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC.
WORLD FINANCE CORPORATION OF SOUTH CAROLINA
WORLD FINANCE CORPORATION OF TENNESSEE
WFC OF SOUTH CAROLINA, INC.
WORLD FINANCE CORPORATION OF ILLINOIS
WORLD FINANCE CORPORATION OF NEW MEXICO
WORLD FINANCE CORPORATION OF KENTUCKY
WFC SERVICES, INC.

By
A. Alexander McLean III
Its	Executive Vice President

WFC LIMITED PARTNERSHIP

By	WFC of South Carolina, Inc., as sole general partner

By
A. Alexander McLean III
	Its	Executive Vice President

WORLD FINANCE CORPORATION OF TEXAS

By
Charles F. Gardner, Jr.
Its	President

Acknowledged and agreed to as of the date first above written.

HARRIS TRUST AND SAVINGS BANK, as Security Trustee

By
Name
Title

NOTEHOLDERS’ CONSENT

Pursuant to Section 9.2 of the Subsidiary Security Agreement, the undersigned Noteholders hereby consent to the First Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust, and direct the Security Trustee to execute such Amendment.

HARRIS TRUST AND SAVINGS BANK

By
Its

BANK ONE, NA

By
Its

LASALLE BANK NATIONAL ASSOCIATION

By
Its

HIBERNIA NATIONAL BANK

By
Its

WELLS FARGO FINANCIAL PREFERRED CAPITAL, INC.

By
Its

CAROLINA FIRST BANK

By
Its

PRINCIPAL LIFE INSURANCE COMPANY

By
Its

By
Its

SECOND AMENDMENT TO AMENDED AND RESTATED

SECURITY AGREEMENT, PLEDGE AND INDENTURE OF TRUST

Reference is hereby made to that certain Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 (as the same may be amended, the “Subsidiary Security Agreement”), from World Acceptance Corporation of Alabama, World Acceptance Corporation of Missouri, World Finance Corporation of Georgia, World Finance Corporation of Louisiana, World Acceptance Corporation of Oklahoma, Inc., World Finance Corporation of South Carolina, World Finance Corporation of Tennessee, World Finance Corporation of Texas, WFC Limited Partnership, WFC of South Carolina, Inc., World Finance Corporation of Illinois, World Finance Corporation of New Mexico, World Finance Corporation of Kentucky, and WFC Services, Inc. (the “Companies” and individually a “Company”) to Harris Trust and Savings Bank, as Security Trustee. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subsidiary Security Agreement.

Subsequent to the Companies’ delivery of the Subsidiary Security Agreement, the Companies and the Security Trustee have agreed to add Deposit Accounts (as defined below), whether now owned or existing or hereafter created, acquired or arising, as Collateral under the Subsidiary Security Agreement. The Companies and the Security Trustee now desire to amend the Subsidiary Security Agreement to reflect such addition.

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Subsidiary Security Agreement shall be and is hereby amended as follows:

1.1. Section 2.9 of the Subsidiary Security Agreement shall be amended and restated in its entirety to read as follows:

Section 2.9. Deposit Accounts. All Deposit Accounts, as such term is defined in the Uniform Commercial Code, of such Company; and

1.2. Section 2 of the Subsidiary Security Agreement shall be further amended by inserting the following subsection in proper numerical order:

Section 2.10. Other Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising.

1.3. Section 3 of the Subsidiary Security Agreement shall be amended by inserting the following subsection in proper numerical order:

Section 3.11. Deposit Accounts. Each Company maintains one or more local deposit accounts for the deposit of checks and making of disbursements in the ordinary course of business (“Local Accounts”) and World maintains one or more concentration accounts into which each such Company sweeps collections from the Local Accounts in the ordinary course of business (“Concentration Accounts”). All Concentration Accounts used by each Company as of August 21, 2003, are listed and identified (by account number and depository institution) on Schedule V attached hereto and made a part hereof. Such Company shall promptly notify the Security Trustee of any Concentration Account opened, maintained or used by such Company after the date hereof, and shall submit to the Security Trustee a supplement to Schedule V to reflect such additional accounts (provided such Company’s failure to do so shall not impair the Security Trustee’s security interest therein). So long as no Event of Default has occurred and is continuing, the Security Trustee’s security interest in the Local Accounts need not be perfected. With respect to any Concentration Account maintained by a depository institution other than the Security Trustee, and as a condition to the establishment and maintenance of any such Concentration Account, at all times on and after December 31, 2003, the relevant Company and such depository institution shall have executed and delivered to the Security Trustee an account control agreement in form and substance satisfactory to the Security Trustee which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by the Security Trustee directing the disposition of the funds in the Concentration Account(s) held at such depositary institution without further consent by such Company.

1.4. Schedule V is hereby added to the Subsidiary Security Agreement, to read as set forth on Schedule V to this Amendment.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Company hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Subsidiary Security Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Subsidiary Security Agreement after giving effect to this Amendment. Each Company hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Subsidiary Security Agreement after giving effect to this Amendment.

SECTION 3. MISCELLANEOUS.

3.1. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Subsidiary Security Agreement, any reference in any of such to the Subsidiary Security Agreement to be deemed to reference to the Subsidiary Security Agreement as modified hereby.

3.2. Except as specifically modified hereby, all the terms and conditions of the Subsidiary Security Agreement shall stand and remain unchanged and in full force and effect.

3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the laws of the State of South Carolina.

[SIGNATURE PAGES TO FOLLOW]

This Second Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust is dated as of August 21, 2003.

WORLD ACCEPTANCE CORPORATION OF ALABAMA
WORLD ACCEPTANCE CORPORATION OF MISSOURI
WORLD FINANCE CORPORATION OF GEORGIA
WORLD FINANCE CORPORATION OF LOUISIANA
WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC.
WORLD FINANCE CORPORATION OF SOUTH CAROLINA
WORLD FINANCE CORPORATION OF TENNESSEE
WFC OF SOUTH CAROLINA, INC.
WORLD FINANCE CORPORATION OF ILLINOIS
WORLD FINANCE CORPORATION OF NEW MEXICO
WORLD FINANCE CORPORATION OF KENTUCKY
WFC SERVICES, INC.

By
A. Alexander McLean III
Its	Executive Vice President

WFC LIMITED PARTNERSHIP

By	WFC of South Carolina, Inc., as sole general partner

By
A. Alexander McLean III
	Its	Executive Vice President

WORLD FINANCE CORPORATION OF TEXAS

By
Charles F. Gardner, Jr.
Its	President

Acknowledged and agreed to as of the date first above written.

HARRIS TRUST AND SAVINGS BANK, as Security Trustee

By
Name
Title

NOTEHOLDERS’ CONSENT

Pursuant to Section 9.2 of the Subsidiary Security Agreement, the undersigned Noteholders hereby consent to the Second Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust, and direct the Security Trustee to execute such Amendment.

HARRIS TRUST AND SAVINGS BANK

By
Its .

BANK ONE, NA

By
Its

LASALLE BANK NATIONAL ASSOCIATION

By
Its

HIBERNIA NATIONAL BANK

By
Its

WELLS FARGO FINANCIAL PREFERRED CAPITAL, INC.

By
Its

CAROLINA FIRST BANK

By
Its

PRINCIPAL LIFE INSURANCE COMPANY

By
Its

By
Its

SCHEDULE V

CONCENTRATION ACCOUNTS

ACCOUNT NUMBER	DEPOSITORY INSTITUTION
2079891217439	Wachovia Bank

THIRD AMENDMENT TO AMENDED AND RESTATED

SECURITY AGREEMENT, PLEDGE AND INDENTURE OF TRUST

Reference is hereby made to that certain Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 (as the same may be amended, the “Subsidiary Security Agreement”), from World Acceptance Corporation of Alabama, World Acceptance Corporation of Missouri, World Finance Corporation of Georgia, World Finance Corporation of Louisiana, World Acceptance Corporation of Oklahoma, Inc., World Finance Corporation of South Carolina, World Finance Corporation of Tennessee, World Finance Corporation of Texas, WFC Limited Partnership, WFC of South Carolina, Inc., World Finance Corporation of Illinois, World Finance Corporation of New Mexico, World Finance Corporation of Kentucky, WFC Services, Inc., and World Finance Corporation of Colorado (the “Companies” and individually a “Company”) to Harris Trust and Savings Bank, as Security Trustee. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subsidiary Security Agreement.

Subsequent to the Companies’ delivery of the Subsidiary Security Agreement, the Senior Secured Notes and the Senior Subordinated Notes have been paid in full. The Companies and the Security Trustee now desire to amend the Subsidiary Security Agreement to reflect such changes and to make certain other amendment to the Subsidiary Security Agreement as provided for herein.

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Subsidiary Security Agreement shall be and is hereby amended as follows:

1.1. On or about June 30, 2004, the Senior Subordinated Notes were paid in full and are no longer outstanding. On or about December 31, 1999, the Senior Secured Notes were paid in full and are no longer outstanding. Accordingly, any and all references in the Subsidiary Security Agreement to the terms “Senior Note Agreements,” “Senior Secured Notes,” “Senior Subordinated Notes,” and “Senior Subordinated Note Agreement” shall be deleted.

1.2. Recital I to the Subsidiary Security Agreement shall be amended and restated in its entirety to read as follows:

World has also entered into the Amended and Restated Revolving Credit Agreement dated as of June 30, 1997 (the “Revolving Credit Agreement”), which Revolving Credit Agreement amends and restates the Original Revolving Credit Agreement and the Original Revolving Credit Notes and provides for borrowings, whether or not such borrowings are evidenced by promissory notes and as the same may from time to time be amended or restated pursuant to the terms thereof and any notes executed in replacement thereof (the “Revolving Credit Notes”).

In addition, all references to the terms “Senior Notes” and “Notes” in the Subsidiary Security Agreement shall from and after the date hereof be deemed a reference to the Revolving Credit Notes.

1.3. The definitions of “Aggregate Principal Amount of the Outstanding Notes,” “Consolidated Adjusted Net Worth,” “Make-Whole Amount,” “Material Event of Default,” “Maximum Principal Amount,” appearing in Section 1.1 of the Subsidiary Security Agreement shall be deleted.

1.4. All references to the phase “holders of a majority of the Aggregate Principal Amount of the Outstanding Notes” or words of like import in the Subsidiary Security Agreement shall from and after the date hereof be deemed a reference to the Required Banks as hereinafter defined.

1.5. The definitions of “Company,” “Indebtedness for Borrowed Money,” “Secured Indebtedness,” and “Subsidiary Guaranty Agreements” appearing in Section 1.1 of the Subsidiary Security Agreement shall be amended and restated in their entirety to read as follows:

“Company” shall mean each of World Acceptance Corporation of Alabama, an Alabama corporation, World Acceptance Corporation of Missouri, a Missouri corporation, World Finance Corporation of Georgia, a Georgia corporation, World Finance Corporation of Louisiana, a Louisiana corporation, World Acceptance Corporation of Oklahoma, Inc., an Oklahoma corporation, World Finance Corporation of South Carolina, a South Carolina corporation, World Finance Corporation of Tennessee, a Tennessee corporation, World Finance Corporation of Texas, a Texas corporation, WFC Limited Partnership, a Texas limited partnership, WFC of South Carolina, Inc., a South Carolina corporation, World Finance Corporation of Illinois, an Illinois corporation, World Finance Corporation of New Mexico, a New Mexico corporation, World Finance Corporation of Kentucky, a Kentucky corporation, WFC Services, Inc., a Tennessee corporation, and World Finance Corporation of Colorado, a Colorado corporation, any entity that executes and delivers a Security Agreement Supplement in the form attached hereto as Exhibit A (or in such other form approved by the Security Trustee and the Agent), and any Person which succeeds to all, or substantially all of the assets and business of any such entity.

“Indebtedness for Borrowed Money” shall have the same meaning herein as such term is defined in the Revolving Credit Agreement.

“Secured Indebtedness” shall mean the “Obligations,” as such term is defined in the Revolving Credit Agreement, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

“Subsidiary Guaranty Agreement” shall mean the Amended and Restated Guaranty Agreement dated as of June 30, 1997, of each Restricted Subsidiary existing on such date and each other Restricted Subsidiary which has executed a Guaranty Supplement in the form of Exhibit A thereto pursuant to the terms thereof and Section 3.9 of the World Security Agreement (or in such other form agreed to by the Agent), in each case, for the benefit of the Security Trustee and the holders of the Senior Notes, as the same may from time to time be amended, restated, modified, supplemented or waived pursuant to the terms thereof.

1.6. Section 1.1 of the Subsidiary Security Agreement shall be amended by adding in appropriate alphabetical order the following definition:

“Required Banks” shall have the same meaning herein as such term is defined in the Revolving Credit Agreement.

1.7. Section 9.2 of the Subsidiary Security Agreement shall be amended and restated to read as follows:

Section 9.2. Waivers and Consents by Noteholders; Supplemental Security Agreements with Noteholders’ Consent. (a) Upon the waiver or consent of the Agent (acting at the direction or with the consent of the Required Banks under the Revolving Credit Agreement), the Company and the Security Trustee may enter into an agreement or agreements supplemental hereto for the purpose of waiving, adding, changing or eliminating any provisions of this Agreement or of any agreement supplemental hereto or modifying in any manner the rights and obligations of the holders of the Notes and the Company.

1.8. Section 10.4 of the Subsidiary Security Agreement shall be amended and restated to read as follows:

Section 10.4. Release. The Security Trustee shall release fully or partially, as the case may be, the Lien granted by this Agreement under and only under the following circumstances:

(a) Upon the presentation of satisfactory evidence that all Secured Indebtedness has been irrevocably fully paid or discharged and all obligations of the holders of Notes to extend Secured Indebtedness to World have terminated or otherwise expired, the Security Trustee shall release the Lien and security interest of this Agreement by proper instrument or instruments;

(b) So long as no Default or Event of Default then exists, upon the sale or other disposition of any assets of World and its Restricted Subsidiaries which the Chief Financial Officer of World certifies to the Security Trustee and the Noteholders in writing does not constitute a “substantial part” of the assets of World and its Restricted Subsidiaries (as defined in Section 8.13 of the Revolving Credit Agreement), the Security Trustee shall, upon the written direction of World and without the consent of the Noteholders (unless the Security Trustee has been notified in writing by a Noteholder prior to such release that such Noteholder in good faith believes that the conditions set forth above have not been satisfied, in which case no such release shall be issued), release the Lien of this Agreement on such assets by proper instrument or instruments. If any such sale or other disposition of assets constituting less than a “substantial part” of the assets of World and its Restricted Subsidiaries pursuant to this §10.4(b) results in the sale or other disposition of the capital stock or other equity interest in a Restricted Subsidiary, the Subsidiary Guaranty Agreement with respect to, and only with respect to, such Restricted Subsidiary shall automatically be released and the Security Trustee and the Noteholders agree to execute and deliver such further instruments and do such further acts as World may deem necessary or proper to carry out more effectively the foregoing;

(c) Upon the sale or other disposition by World of a “substantial part” of the assets of World and its Restricted Subsidiaries (as defined in Section 8.13 of the Revolving Credit Agreement) after the occurrence and during the continuance of an Event of Default, the Security Trustee shall, upon the written direction of the Company and the written consent of the Required Banks, release the Lien of this Agreement on such assets by proper instrument or instruments, provided, that, (i) such sale or other disposition is not to an Affiliate, (ii) the sale price for such assets is determined by World in good faith to be reasonable, as evidenced by a resolution of the board of directors of World, (iii) the proceeds of any such sale or other disposition are applied to the satisfaction of Secured Indebtedness and, if such application results in the prepayment of any obligations under the Revolving Credit Agreement, such application permanently reduces the amount of the commitment under the Revolving Credit Agreement (unless the

Required Banks agree otherwise), (iv) each Noteholder shall have received written notice of such sale or other disposition at least ten days prior to the date of such sale or other disposition and (v) the Security Trustee and the Noteholders receive a certificate of the Chief Financial Officer of World certifying to each of the foregoing. If any such sale or other disposition of assets of World and its Restricted Subsidiaries pursuant to this §10.4(c) results in the sale or other disposition of the capital stock or other equity interest in a Restricted Subsidiary, the Subsidiary Guaranty Agreement with respect to, and only with respect to, such Restricted Subsidiary shall automatically be released and the Security Trustee and the Noteholders agree to execute and deliver such further instruments and do such further acts as World may deem necessary or proper to carry out more effectively the foregoing;

(d) Upon the sale or other disposition of the Collateral or any part thereof pursuant to and in accordance with §7.2 and conducted in a commercially reasonable manner, the Security Trustee shall release the Lien of this Agreement on the Collateral or such part, as the case may be, by proper instrument or instruments; and

(e) With the prior written consent of each Noteholder, the Security Trustee shall release the Lien of this Agreement or on any assets covered by this Agreement by proper instrument or instruments.

1.9. Section 10.9 of the Subsidiary Security Agreement shall be amended and restated to read as follows:

Section 10.9. Intentionally Deleted.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Company hereby represents and warrants to the Security Trustee and the Noteholders that the Senior Secured Notes and the Senior Subordinated Notes (as defined prior to giving effect to this Amendment) have been paid in full and the Senior Note Agreements and Senior Subordinate Note Agreement have terminated in accordance with their terms. Each Company hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Subsidiary Security Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Subsidiary Security Agreement after giving effect to this Amendment. Each Company hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Subsidiary Security Agreement after giving effect to this Amendment.

SECTION 3.	MISCELLANEOUS.

3.1. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Subsidiary Security Agreement, any reference in any of such to the Subsidiary Security Agreement to be deemed to reference to the Subsidiary Security Agreement as modified hereby.

3.2. Except as specifically modified hereby, all the terms and conditions of the Subsidiary Security Agreement shall stand and remain unchanged and in full force and effect.

3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the laws of the State of South Carolina.

[SIGNATURE PAGES TO FOLLOW]

This Third Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust is dated as of August     , 2004.

WORLD ACCEPTANCE CORPORATION OF ALABAMA

WORLD ACCEPTANCE CORPORATION OF MISSOURI

WORLD FINANCE CORPORATION OF GEORGIA

WORLD FINANCE CORPORATION OF LOUISIANA

WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC.

WORLD FINANCE CORPORATION OF SOUTH CAROLINA

WORLD FINANCE CORPORATION OF TENNESSEE

WFC OF SOUTH CAROLINA, INC.

WORLD FINANCE CORPORATION OF ILLINOIS

WORLD FINANCE CORPORATION OF NEW MEXICO

WORLD FINANCE CORPORATION OF KENTUCKY

WFC SERVICES, INC.

WORLD FINANCE CORPORATION OF COLORADO

By
A. Alexander McLean III
Its	Executive Vice President

WFC LIMITED PARTNERSHIP

By	WFC of South Carolina, Inc., as sole general partner

By
A. Alexander McLean III
	Its	Executive Vice President

WORLD FINANCE CORPORATION OF TEXAS

By
Charles F. Gardner, Jr.
Its	President

HARRIS TRUST AND SAVINGS BANK, as Security Trustee

By
Name
Title

NOTEHOLDERS’ CONSENT

Pursuant to Section 9.2 of the Subsidiary Security Agreement, the undersigned Noteholders hereby consent to the Third Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust, and direct the Security Trustee to execute such Amendment.

HARRIS TRUST AND SAVINGS BANK

By
Its

BANK ONE, NA

By
Its

LASALLE BANK NATIONAL ASSOCIATION

By
Its

HIBERNIA NATIONAL BANK

By
Its

WELLS FARGO FINANCIAL PREFERRED CAPITAL, INC.

By
Its

CAROLINA FIRST BANK

By
Its

FOURTH AMENDMENT TO AMENDED AND RESTATED

SECURITY AGREEMENT, PLEDGE AND INDENTURE OF TRUST

Reference is hereby made to that certain Amended and Restated Security Agreement, Pledge and Indenture of Trust dated as of June 30, 1997 (as the same may be amended, the “Subsidiary Security Agreement”), from World Acceptance Corporation of Alabama, World Acceptance Corporation of Missouri, World Finance Corporation of Georgia, World Finance Corporation of Louisiana, World Acceptance Corporation of Oklahoma, Inc., World Finance Corporation of South Carolina, World Finance Corporation of Tennessee, World Finance Corporation of Texas, WFC Limited Partnership, WFC of South Carolina, Inc., World Finance Corporation of Illinois, World Finance Corporation of New Mexico, World Finance Corporation of Kentucky, World Finance Corporation of Colorado, and WFC Services, Inc., a South Carolina corporation (the “Companies” and individually a “Company”) to Harris N.A., as successor by merger to Harris Trust and Savings Bank, as Security Trustee. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subsidiary Security Agreement.

World and the holders of the Senior Notes have concurrently herewith entered into an Amended and Restated Revolving Credit Agreement, which continues to be secured by, among other things, the Collateral. The Companies and the Security Trustee now desire to amend the Subsidiary Security Agreement to reflect such change and to make certain other amendment to the Subsidiary Security Agreement as provided for herein.

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Subsidiary Security Agreement shall be and is hereby amended as follows:

1.1. All references to the term “Revolving Credit Agreement” in the Subsidiary Security Agreement shall from and after the date hereof be deemed a reference to the Amended and Restated Revolving Credit Agreement dated as of July 20, 2005, by and among World, the financial institutions from time to time party thereto, as Banks, and Harris N.A., as Agent, as the same may from time to time hereafter be further amended or modified, including further amendments and restatements of the same in its entirety; and all references to the term “Senior Notes” and “Notes” in the Subsidiary Security Agreement shall from and after the date hereof be deemed a reference to the promissory notes issued from time to time pursuant to the Revolving Credit Agreement, including any and all promissory notes executed in substitution or replacement therefor or an extension or renewal thereof, in each case as the same may be amended or modified from time to time.

1.2. Section 2 of the Subsidiary Security Agreement shall be amended by striking the period appearing after Section 2.10 and inserting in its place a semicolon followed by the following phrase:

provided that, in the case of a lien and security interest on the voting stock or other similar voting equity interests of a corporation, limited liability company, partnership or other organization which is a “controlled foreign corporation” as defined under Section 957 of the Internal Revenue Code (herein, a “Foreign Company”), if granting a security interest of more than 65% of the total combined voting stock or other voting equity interests of any such Foreign Company would cause adverse tax consequences to such Company, then such lien and security interest on the voting stock or other voting equity interests shall be limited to 65% of the total combined voting stock or other voting equity interests of such Foreign Company.

1.3. WFC Services, Inc., a Tennessee corporation (“WFC-TN”), an inactive dormant subsidiary of World, shall be removed as a Company party to the Subsidiary Security Agreement and as an Additional Guarantor under the Subsidiary Guaranty Agreement referred to therein.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Company hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Subsidiary Security Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Subsidiary Security Agreement after giving effect to this Amendment. Each Company hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Subsidiary Security Agreement after giving effect to this Amendment.

SECTION 3. MISCELLANEOUS.

3.1. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Subsidiary Security Agreement, any reference in any of such to the Subsidiary Security Agreement to be deemed to reference to the Subsidiary Security Agreement as modified hereby.

3.2. Except as specifically modified hereby, all the terms and conditions of the Subsidiary Security Agreement shall stand and remain unchanged and in full force and effect.

3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the laws of the State of South Carolina.

[SIGNATURE PAGES TO FOLLOW]

This Fourth Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust is dated as of July 20, 2005.

WORLD ACCEPTANCE CORPORATION OF ALABAMA

WORLD ACCEPTANCE CORPORATION OF MISSOURI

WORLD FINANCE CORPORATION OF GEORGIA

WORLD FINANCE CORPORATION OF LOUISIANA

WORLD ACCEPTANCE CORPORATION OF OKLAHOMA, INC.

WORLD FINANCE CORPORATION OF SOUTH CAROLINA

WORLD FINANCE CORPORATION OF TENNESSEE

WFC OF SOUTH CAROLINA, INC.

WORLD FINANCE CORPORATION OF ILLINOIS

WORLD FINANCE CORPORATION OF NEW MEXICO

WORLD FINANCE CORPORATION OF KENTUCKY

WORLD FINANCE CORPORATION OF COLORADO

WFC SERVICES, INC., a South Carolina corporation

By
A. Alexander McLean III
Its	Executive Vice President

WFC LIMITED PARTNERSHIP

By	WFC of South Carolina, Inc., as sole general partner

By
A. Alexander McLean III
	Its	Executive Vice President

WORLD FINANCE CORPORATION OF TEXAS

By
Charles F. Gardner, Jr.
Its	President

HARRIS N.A., as successor by merger to Harris Trust and Savings Bank, as Security Trustee

By
Name
Title

NOTEHOLDERS’ CONSENT

Pursuant to Section 9.2 of the Subsidiary Security Agreement, the undersigned Noteholders hereby consent to the Fourth Amendment to Amended and Restated Security Agreement, Pledge and Indenture of Trust, and direct the Security Trustee to execute such Amendment. Without limiting the foregoing, each of the undersigned Noteholders agrees to release WFC Services, Inc., a Tennessee corporation, as a Company under the Subsidiary Security Agreement and as an Additional Guarantor under the Subsidiary Guaranty Agreement referred to therein.

HARRIS N.A., as successor by merger to Harris Trust and Savings Bank, as Security Trustee

By
Its

JPMORGAN CHASE BANK, N.A.

By
Its

LASALLE BANK NATIONAL ASSOCIATION

By
Its

HIBERNIA NATIONAL BANK

By
Its

WELLS FARGO FINANCIAL PREFERRED CAPITAL, INC.

By
Its

CAROLINA FIRST BANK

By
Its